UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23244

The Chartwell Funds
(Exact name of registrant as specified in charter)

1205 Westlakes Dr., Suite 100

Berwyn, PA 19312

(Address of principal executive offices) (Zip code)

Timothy J. Riddle

1205 Westlakes Dr., Suite 100

Berwyn, PA 19312

(Name and address of agent for service)

(610) 296-1400

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Berwyn Fund (BERWX)

Berwyn Income Fund (BERIX)

Chartwell Mid Cap Value Fund (BERCX)

Chartwell Small Cap Value Fund (CWSIX)

Chartwell Short Duration High Yield Fund (CWFIX)

Chartwell Small Cap Growth Fund (CWSGX)

ANNUAL REPORT

OCTOBER 31, 2017

Chartwell Funds

Each a series of The Chartwell Funds

Table of Contents

Shareholder Letter	1
Fund Performance	20
Schedules of Investments	32
Statements of Assets and Liabilities	59
Statements of Operations	61
Statements of Changes in Net Assets	63
Financial Highlights	69
Notes to Financial Statements	75
Report of Independent Registered Public Accounting Firm	88
Supplemental Information	89
Expense Examples	95

This report and the financial statements contained herein are provided for the general information of the shareholders of the Chartwell Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.chartwellip.com

Berwyn Fund Fiscal Year End Review (Unaudited)

Dear Fellow Shareholder:

Both the Berwyn Fund (BF) and the small-cap market started the fiscal year in strong fashion, then experienced many months of sideways price action before finishing the year with another strong period, thus realizing substantial gains for the twelve-month period. For the fiscal year ended October 31, 2017, BF had a total return of 24.22%, slightly below the Russell 2000 Value Index, which returned 24.81%. The Russell 2000 rose 27.85% in the same period.

Performance

	Calendar Quarter Ended 9/30/2017	Fiscal Year Ended 10/31/2017
BERWX at NAV	6.79%	24.22%
Russell 2000 Index	5.67%	27.85%
Russell 2000 Value Index	5.11%	24.81%

Market environment

Although the stock market had moved higher during the first ten months of 2016, after the election of President Trump, a more powerful rally ensued. The stock market rallied throughout November and December before settling into a trading range that lasted through the summer of 2017. Then, the market had another strong upward move from the middle of August through the end of September, prior to the end of the fiscal year.

The market environment was driven by two major themes in fiscal 2017: corporate earnings and Trump’s legislative agenda. In the first two calendar quarters, corporate earnings were extremely mixed, with many companies posting solid sales and profit growth. However, there were also numerous instances where companies announced earnings shortfalls and typically, their stock prices registered declines. While the majority of companies in the small-cap universe moved higher in price, the harsh market reaction to those companies that lagged resulted in the averages moving sideways during the late spring and summer months.

The Trump administration’s attempt to pass a new health care bill and to introduce tax reform legislation has dominated the headlines during the past fiscal year. At times, the mood of investors appeared to shift with every new report, or tweet, coming out of Washington. However, the prospect of legislation that could reduce the corporate tax rate to twenty percent was a compelling reason for investors to remain bullish and drive the market higher. If tax reform is passed, and as of this writing it appears likely that it will, the impact on the domestic economy could be dramatic. Lower corporate taxes could result in more capital investment, higher dividends, larger stock buybacks and greater merger and acquisition activity. Obviously, investors have already determined that the contents in either of the bills being considered by the U.S. Congress to be a major positive for the economy. If and when, the legislation passes, the market will have to assess whether current stock prices already discount the impact on individual companies.

Moving politics aside, the economy continued to improve during much of fiscal 2017. Unemployment remained low and the rate of economic growth accelerated as the year progressed. As a consequence, the Federal Reserve has adopted a more conservative posture and has been attempting to move interest rates to a level that they consider to be more normal. However, with inflation remaining low, the need for more hawkish policies seems unnecessary at this time. Overall, the U.S. economy remained strong with solid, if not spectacular, GDP1 growth and a declining unemployment rate.

Despite the strong economy and low interest rates, investors were concerned in past months over excessive earnings multiples in certain sectors of the stock market. Stocks such as Alphabet, Amazon, Facebook, Netflix and Tesla reminded investors of past speculative bubbles and how they inevitably end. The more recent speculative activity in bitcoin does not mollify these speculative fears. Nevertheless, we believe that reasonably priced stocks can be found by the astute investor.

Performance discussion

The strength seen in the small-cap market was broad based, with the only real negative returns on a sector basis being energy. All other major sectors of the small-cap market experienced mild to significant positive results.

The biggest contributors to BF’s performance were in the Materials and Consumer Discretionary sectors. The Fund’s Materials investments were driven by strong earnings performances and merger announcements. In particular, KMG Chemicals (KMG) and Deltic Timber were strong performers. In the Consumer Discretionary sector, Hooker Furniture, Lumber Liquidators and Winnebago Industries also achieved strong gains.

Unfortunately, the Consumer Discretionary sector also produced some losses in the retail area, namely, Christopher and Banks (CBK) and Crocs Inc. (CROX), which were sold at losses earlier in the year, as both companies failed to turn around their core businesses. A third company in this sector, Express Inc. (EXPR), also had negative performance during the fiscal year. The Fund retained its position in Express and as the year progressed, their fundamentals improved and the stock has rallied sharply in recent weeks.

The only negative sector return for the Fund was Consumer Staples, where Landec (LNDC) saw a minor decline for the 12-month period. The company has been hampered in their growth efforts of building out their joint venture investment in Windset Farms, a hydroponic farming unit, because of permitting issues. We are hopeful that these issues are short-term in nature and that the projects will be completed.

The Fund also experienced negative returns in some newer investments made during fiscal year ended 10/31/17. Wesco Aircraft (WAIR) has been a tougher turnaround than we had expected, with continued operational inefficiencies that caused weaker profit margins. While we are still hopeful that the management team has the correct plan in place to ultimately fix the business, the investment has dropped in value since our initial purchase.

[1]	The gross domestic product (GDP) is one of the primary indicators used to gauge the health of a country's economy. It represents the total dollar value of all goods and services produced over a specific time period.

While Fund performance was slightly below its benchmark for the fiscal year, we were pleased with the individual performance of most of the investments. The Fund cash level continues to remain elevated as we have sold some of the long-term winners that have reached prices we believe fully reflect their future prospects. As usual, stock selection, sector allocations and cash levels are a result of what value we are finding, or not finding, from a bottom-up research perspective within our universe.

Outlook

As of this writing, the market has just experienced a significant rally, with many stocks making new highs. Stocks seem poised for a continuation of the economic expansion that began in 2009. While the economic backdrop remains positive, given that valuations are high, the stock market is vulnerable to bad news, in our opinion. Although the averages have moved higher in the past year, the market has been decisive in punishing earnings “misses” when they occur.

Given this backdrop our cash remains elevated as we continue to search for values attractive enough to get the Fund fully invested. Within current holdings we continue to monitor valuation in order to ensure we are not taking excessive risks in any Fund holdings. If the risks are, in our opinion, low enough, we will continue to make new investments, or hold current ones. We think this approach is particularly important in the current investment climate. We appreciate the support of all our shareholders and look forward to discussing our future results in 2018.

Sincerely,

Lee Grout

Senior Portfolio Manager

The views in this report were those of the Fund Manager at the time of writing this report and may not reflect the views of the Manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

Current and future portfolio holdings are subject to change and risk.

Mutual fund investing involves risk, including the potential loss of principal.

The Fund is a non-diversified fund which may present greater risks than investing in a diversified fund. It invests in equity securities which carry the potential for unpredictable drops in value and periods of lackluster performance. The Fund typically invests in securities that are considered undervalued by the Advisor. This may result in the Fund being invested in lesser-known companies or those currently out of favor with other investors. There is the chance these securities remain out of favor or not generally recognized by the market.

Small- and mid-cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

Past performance is no guarantee of future results. The Fund acquired the assets and liabilities of the Berwyn Fund (the “IMST Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. The IMST Predecessor Fund acquired the assets and liabilities of the Berwyn Fund (the “Berwyn Funds Predecessor Fund,” and together with the IMST Predecessor Fund, the “Predecessor Funds”), a series of The Berwyn Funds, on April 29, 2016. As a result of the reorganizations, the Fund is the accounting successor of the Predecessor Funds. Performance results shown reflect the performance of the IMST Predecessor Fund for the period from April 29, 2016 through July 17, 2017, and the performance of the Berwyn Funds Predecessor Fund for the period prior to April 29, 2016. The Predecessor Funds’ past performance is not necessarily an indication of how the Fund will perform in the future.

The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index. An investor cannot invest directly in an index.

Small cap value stocks as represented by the Russell 2000 Value, which measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

One cannot invest in an index.

© 2017 Chartwell Berwyn Fund

Berwyn Income Fund Fiscal Year End Review (Unaudited)

Dear Fellow Shareholder:

The Berwyn Income Fund returned 3.98 percent over the twelve months ending October 31, 2017, outpacing the investment grade1 bond benchmark and trailing both the high-yield and income funds index benchmarks.

	Calendar Quarter Ended 9/30/2017	Fiscal Year Ended 10/31/2017
BERIX at NAV	0.24%	3.98%
ICE Bank of America Merrill Lynch High Yield Master II Index	2.04%	9.14%
Citigroup Broad Investment Grade Bond Index	0.83%	0.87%
Lipper Income Fund Index	2.39%	9.52%

Market Environment

Several parallels can be drawn between 2016 and 2017. All of our investable markets are higher for the year with equity indices touching all-time highs. The strength in higher risk assets extended to the bond market where high-yield bonds continued to outperform investment-grade bonds. The Federal Reserve Board is doing its part to attempt to reign in market excess by raising short-term interest rates, but Treasury yields along the long end of the curve surprisingly fell in spite of the Fed’s actions. This shift up in short-term yields and shift down in long-term rates is causing the Treasury yield curve to flatten. This is odd as a flat yield curve is often an indication that the economy is slowing.

Earlier this year, the market was expecting reflationary2 growth to occur after Trump’s election. But so far both growth and inflation remain grudgingly low in most areas of the economy. This phenomenon is in direct contrast to the stock market strength we have witnessed. The bond and stock markets are sending mixed signals. At some point, either the bond market or the stock market (which have both been highly correlated to the upside) should, in our opinion, diverge as one is proven to be correct.

Uncertainty, be it Brexit and the U.S. Presidential Election last year, or this year’s failed adoption of new Trump administration policies and an escalating nuclear threat in North Korea, seem to make headline news but only temporarily rattles the markets, if at all. Complacency is the norm while risk seems to be a forgotten concept. As managers of the Berwyn Income Fund, and your money, please know that while we are stridently bottom-up investors with a company-by-company focus, we do not ignore any risk. That said, our investment views are longer-term in nature in an effort to avoid getting swung around by short-term news headlines. Conversely, we attempt to take advantage of mistakes made by other market participants who, we believe, are too focused on the short-term. We do not place bets on the outcomes of specific events; rather, we believe that we have the ability to manage and make opportunistic decisions during any period of volatility, just as we have in the past.

[1]	Investment Grade is any security rated by S&P BBB or higher or by Moody’s Baa3 or higher.
[2]	Reflation is the act of stimulating the economy by increasing the money supply or by reducing taxes, seeking to bring the economy (specifically price level) back up to the long-term trend.

Performance Discussion

Equity and fixed income securities posted positive returns, with riskier assets outperforming. As shown above, BERIX outperformed the Citigroup Broad Investment Grade Index for the fiscal year. The Fund trailed the return posted by the ICE Bank of America Merrill Lynch High Yield Master II Index. The Fund also trailed the return of the Lipper Income Fund Index, the only comparative benchmark with both an equity and fixed income component. At October 31, the Fund held below historical average allocations in equities and both high-yield and convertible bonds. These allocation decisions have not been ideal. We have chosen to play defense in the fixed income portfolio rather than extend duration3 or go lower in credit quality to reach for yield. A large allocation to short-term investment grade corporate bonds has also been a drag on performance, especially when both equities and fixed income securities move up in unison.

Despite the suboptimal allocation of the Fund, several individual equity securities have provided meaningful positive returns. Nintendo, Landauer, Philips, Sony, and Hugo Boss all returned at least 30 percent through October. There were several detractors, with the common theme being turnaround situations led by new management teams that have been slower to improve operations. Those include Xperi, Mattel, Viacom, Mosaic, and LSI Industries.

Outlook

At the portfolio level, the allocation of the Fund is not much different than last year. Both equities and high-yield bonds are underweight relative to their historic norms. At the end of October, the Fund held 17 percent in equities, 12 percent in convertible and preferred securities, 66 percent in non-convertible corporate and preferred securities, and under 10 percent in cash. Additionally, we continued to hold a significant amount of the Fund’s fixed income holdings in investment-grade corporate bonds that mature within the next 12 months. Looking at the Fund’s maturities between now and the end of 2018, our effective cash and equivalents position was approximately 60%. Liquidity in the Fund is at a historical high level.

One area we have attempted to add value is in the short end of the yield curve. Since the Federal Reserve began raising short-term interest rates we have made an effort to better manage cash and add incremental yield without adding significant risk. We continue to roll existing maturities into investment-grade corporate bonds with 12 to 18 month maturities. Examples of new issuers added include Kraft Heinz (1.8%), Gilead Sciences (0.5%), Ralph Lauren (1.1%) and Starbucks (0.1%).

We believe the Fund is conservatively positioned with significant available liquidity. As stock and bond prices continue to rise, the low-risk benefits of this positioning have been obscured and/or unappreciated, which is not unexpected. During periods of market excess, investors want to realize the highest possible return regardless of risk. But when risk levels are high, and we would take the position that broadly they are, we focus on risk avoidance and capital preservation. Essentially, we have decided to be disciplined and stick to our investment process. While cash and the overall asset allocation of the Fund can be a drag on performance, the upside to this conservative allocation gives us the ability to take advantage of market dislocation in individual securities. Taking advantage of these appropriate opportunities has been and will continue to be a hallmark of the Berwyn Income Fund.

[3]	Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Thank you for investing alongside us in the Berwyn Income Fund. We are grateful for the opportunity to manage your money and strive to continue to reward your trust in the years ahead.

Sincerely,

George J. Cipolloni III	Mark J. Saylor
Senior Portfolio Manager	Senior Portfolio Manager

The views in this report were those of the Fund Managers at the time of writing this report and may not reflect the views of the Managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and so not constitute investment advice.

Current and future portfolio holdings are subject to change and risk.

Mutual Fund investing involves risk, including the potential loss of principal.

The Fund invests in both fixed-income and equity securities. Its investments in fixed-income securities are subject to such risks as: interest rate risk; call risk; default risk; high-yield (junk bond) risk; and unrated bond risk. The Fund also invests in equity securities which carry the potential for unpredictable drops in value and periods of lackluster performance.

Past performance is no guarantee of future results. The Fund acquired the assets and liabilities of the Berwyn Income Fund (the “IMST Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. The IMST Predecessor Fund acquired the assets and liabilities of the Berwyn Income Fund (the “Berwyn Funds Predecessor Fund,” and together with the IMST Predecessor Fund, the “Predecessor Funds”), a series of The Berwyn Funds, on April 29, 2016. As a result of the reorganizations, the Fund is the accounting successor of the Predecessor Funds. Performance results shown reflect the performance of the IMST Predecessor Fund for the period from April 29, 2016 through July 17, 2017, and the performance of the Berwyn Funds Predecessor Fund for the period prior to April 29, 2016. The Predecessor Funds’ past performance is not necessarily an indication of how the Fund will perform in the future.

Nothing in this letter should be construed, and is not intended to be construed, as advice on buying or selling any individual security.

One cannot invest directly in an index.

Index Definitions:

1.	Lipper Income Fund Index consists of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

2.	Citigroup Broad Investment Grade Bond Index measures the value of the broad U.S. investment-grade bond market, including over 6,000 U.S. Treasury, government agency, corporate and mortgage-backed securities. All bonds in this index must be investment grade (rated at least BBB- or Baa3), have a maturity of at least one year, and a total value outstanding of at least $200 million.

3.	ICE BofA Merrill Lynch High Yield Master II Index is a broad-based index consisting of all U.S. dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and a maturity of over one year.

© 2017 Berwyn Income Fund

Mid Cap Value Fund Fiscal Year End Review (Unaudited)

Dear Fellow Shareholder:

The Chartwell Mid Cap Value Fund outperformed its benchmark in the twelve-month period ending October 31, 2017, as shown in the table below. Absolute returns were positive in a steadily appreciating market environment.

Performance

	Calendar Quarter Ended 9/30/2017	Fiscal Year Ended 10/31/2017
BERCX at NAV	6.28%	23.95%
Russell Mid Cap Value Index	2.14%	17.12%
S&P 500 Index	4.48%	23.63%
S&P MidCap 400 Index	3.22%	23.48%

Market Environment

Economic growth was moderate but picked up during the year as conditions improved in Europe and emerging markets, energy markets recovered and exports strengthened. Auto sales remained strong and housing activity advanced while consumer spending and capital investment expenditures steadied. Labor markets improved along with wage gains and the Federal Reserve was confident enough in growth prospects that it finally raised interest rates.

Equity market performance accelerated after the election and rose steadily throughout fiscal year ended 10/31/17. All index segments posted strong gains during the period. Small caps handily outpaced mid and large caps, outperforming by four to six percent, and growth led value in all size segments, with the gap ranging from six to twelve percent. A mix of economically-sensitive sectors led small cap markets including capital spending, technology and basic industry whereas energy and consumer sectors were the weakest.

Performance discussion

The Fund outpaced the market right from the outset of the year, including the post-election rally, gave back much of those relative gains through midyear before moving strongly ahead of the benchmark by year end—it outperformed the Russell Mid Cap Value Index benchmark by about 683bp1 at net asset value for fiscal year ended 10/31/17. Early in the year the Fund was nearly ideally positioned to benefit from an emerging economic acceleration. In the middle of the year subpar stock selection penalized relative performance as several of the Fund’s cyclical, materials, media and utility holdings retreated. Disappointing fundamentals affected our holdings during this period however in the latter part of the year earnings performance of a high proportion of the portfolio companies was very good and they were rewarded with strong stock appreciation. Sector allocation was a sizable contributor as the Fund’s overweights in economically-sensitive basic industry, technology and consumer services along with an underweight in real estate investment trusts (“REITS”) were beneficial.

[1]	“bp” represents a unit equal to 1/100th of 1% and denotes the amount of change in the equity indexes.

For the full year, good stock selection in the basic industry, consumer staples, financial services and healthcare sectors contributed the most to relative performance. The Fund’s materials companies enjoyed good growth and improved pricing to pace basics and pinpoint selection produced good returns in staples and healthcare. Several financials enjoyed improved market conditions and posted good fundamental results to impress investors. Consumer services detracted the most from relative performance as several holdings faced strategic challenges in a fast-changing media and retail landscape. The Fund’s cash position also penalized returns due to missed opportunities.

Outlook

The economy seems to be on stronger footing than the last year or two and helpful policy may be in the works, but the market has already moved higher in anticipation. Regardless of the environment, our investment process seeks to invest in companies trading at a discount to their historical valuation relative to the market. Combined with this attractive valuation, we estimate our portfolio companies have above-average prospects for internal growth, expanded margins and sound operational execution which we believe will continue to serve the Fund well.

Thank you for investing in the Chartwell Mid Cap Value Fund. We appreciate the opportunity to manage your money and strive to continue to reward your trust in the years ahead.

Sincerely,

David C. Dalrymple

Senior Portfolio Manager

Manager views expressed herein were current as of the date indicated above and are subject to change. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities in this commentary.

Large-cap stocks as represented by S&P 500 Index, which measures 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe and Russell 1000 Index, which measures 1,000 of the largest companies in the U.S. equity markets, the Russell 1000 is a subset of the Russell 3000 Index. The Russell 1000 (maintained by the Russell Investment Group) comprises over 90% of the total market capitalization of all listed U.S. stocks, and is considered a bellwether index for large cap investing.

The S&P MidCap 400 provides investors with a benchmark for mid-sized companies. The index, which is distinct from the large-cap S&P 500, measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment.

Small cap stocks as represented by the Russell 2000 Index, which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks, and the Russell 2000 Growth Index, which measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.

Small cap value stocks as represented by the Russell 2000 Value, which measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Mid Cap Value index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forcasted growth values. The stocks are also members of the Russell 1000 Value Index.

One cannot invest in an index.

Past performance is no guarantee of future results. The Fund acquired the assets and liabilities of the Berwyn Cornerstone Fund (the “IMST Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. The IMST Predecessor Fund acquired the assets and liabilities of the Berwyn Cornerstone Fund (the “Berwyn Funds Predecessor Fund,” and together with the IMST Predecessor Fund, the “Predecessor Funds”), a series of The Berwyn Funds, on April 29, 2016. As a result of the reorganizations, the Fund is the accounting successor of the Predecessor Funds. Performance results shown reflect the performance of the IMST Predecessor Fund for the period from April 29, 2016 through July 17, 2017, and the performance of the Berwyn Funds Predecessor Fund for the period prior to April 29, 2016. The Predecessor Funds’ past performance is not necessarily an indication of how the Fund will perform in the future. The Fund’s principal investment strategies differ from those of the Predecessor Funds; therefore, the performance and average annual total returns shown for periods prior to the reorganization may have differed had the Fund’s current investment strategy been in effect during those periods.

On July 17, 2017 the Berwyn Cornerstone Fund was reorganized into the Chartwell Mid Cap Value Fund, which has similar, but not identical, investment objectives, as well as different investment strategies and risks.

RISKS:

Mutual fund investing involves risk, including the potential loss of principal.

Mid-Cap securities may be subject to more abrupt market movements and may have lower trading volumes than securities of larger, more established companies. Value investing is subject to the risk that the market will not recognize a security’s inherent value, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Foreign securities involve greater currency valuation, economic, political, and regulatory environment risk relative to U.S. securities. The Fund may invest in ETFs and therefore would be subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly. The Fund is a non-diversified fund which may present greater risks than a diversified fund that invests in a greater number of issuers.

© 2017 Chartwell Mid Cap Value Fund

Small Cap Value Fund Fiscal Year End Review (Unaudited)

Dear Fellow Shareholder:

Results for the Chartwell Small Cap Value Fund during the fiscal year ended October 31, 2017 are summarized below. Absolute returns were positive in a steadily appreciating market environment but performance relative to the benchmark trailed the Russell 2000 Value Index slightly at NAV.

Performance

	Calendar Quarter Ended 9/30/2017	Fiscal Year Ended 10/31/2017
CWSIX at NAV	4.87%	24.09%
Russell 2000 Value Index	5.11%	24.81%

Market Environment

Economic growth was moderate but picked up during the year as conditions improved in Europe and emerging markets, energy markets recovered and exports strengthened. Auto sales remained strong and housing activity advanced while consumer spending and capital investment expenditures steadied. Labor markets improved along with wage gains and the Federal Reserve was confident enough in growth prospects that it finally raised interest rates.

Equity market performance accelerated after the election and rose steadily throughout fiscal 2017. All index segments posted strong gains during the period. Small caps handily outpaced mid and large caps, outperforming by four to six percent, and growth led value in all size segments, with the gap ranging from six to twelve percent. A mix of economically-sensitive sectors led small cap markets including capital spending, technology and basic industry whereas energy and consumer sectors were the weakest.

Performance discussion

The Fund fell behind the market during the post-election rally early in the fiscal year but then kept pace for most of the year before nearly catching up with the benchmark by year end—it trailed the Russell 2000 Value Index benchmark by about 70bp1 at NAV for fiscal year ended 10/31/17. In the middle of the year subpar stock selection held back relative performance. Disappointing earnings results and guidance plagued our holdings particularly during the first and second calendar quarters, however in the latter part of the year earnings performance and stock returns of our portfolio companies was very good.

1 “bp” represents a unit equal to 1/100th of 1% and denotes the amount of change in the equity indexes.

Sector allocation was a modest detractor as even a modest cash position penalized returns. The Fund’s focus on companies of somewhat higher quality than the benchmark, that is, those with higher returns on equity and assets, better growth prospects, stronger balance sheets and more stable earnings, was neither a benefit nor a headwind during the year.

For the full year, poor stock selection in the financial services, healthcare and consumer cyclical sectors detracted the most from relative performance. Financials are a very large sector, comprising more than thirty percent of the benchmark, magnifying the effect of our banks modestly lagging the benchmark as loan growth disappointed. Weak earnings held back selected holdings in and healthcare and consumer cyclicals. Technology, consumer staples and basic industry contributed to relative performance with strong fundamentals in individual issues generating strong returns. Selection in the small energy sector was also very good as our holdings proved more resilient in a weak group.

Outlook

The economy seems to be on stronger footing than the last year or two and helpful policy may be in the works, but the market has already moved higher in anticipation. Regardless of the environment, our investment process seeks to invest in companies trading at a discount to their historical valuation relative to the market. Combined with this attractive valuation, we estimate our portfolio companies have above-average prospects for internal growth, expanded margins and sound operational execution which we believe will continue to serve the Fund well.

Thank you for entrusting to the Chartwell Small Cap Value Fund a portion of your investment portfolio. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help you reach your financial goals.

Sincerely,

David C. Dalrymple

Senior Portfolio Manager

Manager views expressed herein were current as of the date indicated above and are subject to change. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities in this commentary.

Index performance data quoted represents past performance and does not guarantee future results. One cannot invest in an index.

Large-cap stocks as represented by S&P 500 Index, which measures 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe and Russell 1000 Index, which measures 1,000 of the largest companies in the U.S. equity markets, the Russell 1000 is a subset of the Russell 3000 Index. The Russell 1000 (maintained by the Russell Investment Group) comprises over 90% of the total market capitalization of all listed U.S. stocks, and is considered a bellwether index for large cap investing.

Small cap stocks as represented by the Russell 2000 Index, which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks, and the Russell 2000 Growth Index, which measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.

Small cap value stocks as represented by the Russell 2000 Value, which measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The Fund acquired the assets and liabilities of the Chartwell Small Cap Value Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown (prior to July 17, 2017) reflect the performance of the Predecessor Fund. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

RISKS:

Mutual fund investing involves risk, including the potential loss of principal.

Small Cap stocks may be less liquid and are more susceptible to market volatility because they may not have the management experience, financial resources, product diversification, or competitive strengths and tend to be sold less often and in smaller amounts relative to larger companies. Foreign securities involve greater currency valuation, economic, political, and regulatory environment risk relative to US securities. The Fund may invest in ETFs and therefore would be subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly.

© 2017 Chartwell Small Cap Value Fund

Short Duration High Yield Fund Fiscal Year End Review (Unaudited)

Dear Fellow Shareholder:

Results for the Chartwell Short Duration High Yield (“CWFIX”) Fund during the fiscal year ended October 31, 2017, are summarized below. Absolute returns were positive for the fiscal year, and relative returns were in-line with the benchmark.

Performance

	Calendar Quarter Ended 9/30/2017	Fiscal Year Ended 10/31/2017
CWFIX at NAV	1.46%	4.42%
ICE Bank of America Merrill Lynch US High Yield Cash Pay BB 1-3 Year Index	1.15%	4.44%

Market Environment

Accommodative Federal Reserve policy, steady U.S. economic growth, and improving growth in other large world economies were among factors that contributed to positive returns for U.S. high yield bonds during the fiscal year ended October 31, 2017. Monthly cash flows into high yield mutual funds and exchange-traded funds (“ETFs”) were volatile, and in aggregate, registered modest net cash outflows from the asset class for the last year, according to Lipper. The yield to maturity1 on the broad high yield market fell from 6.54% to 5.98% over the course of the year (source: Bloomberg, ICE Bank of America Merrill Lynch US Cash Pay High Yield Index). In general, lower quality bonds outperformed higher quality bonds, and longer maturity high yield bonds outperformed shorter maturity high yield bonds. On average, risk premiums, or the incremental yield on a corporate bond compared to a Treasury bond (often referred to as ‘spread’), compressed across all rating tiers and all maturities.

Growth in U.S. gross domestic product was near 3% in both the second and third calendar quarters of 2017, according to the Bureau of Economic Analysis. We are mindful that some of the recent economic data is sensitive to the impact of hurricanes Harvey and Irma. With that in mind, three segments of the economy that we watch closely include the labor markets, housing starts, and auto sales. The labor data appeared healthy, as unemployment rates fell and average hourly earnings increased over the past year, according to the Bureau of Labor Statistics. Housing starts were steady in 2017 (U.S. Census Bureau), and while auto sales were lower than prior year figures (Ward’s Automotive Group), they remain at relatively high levels. December readings from the Institute for Supply Management (“ISM”) survey indicate expansionary levels for both the service and manufacturing sectors in the U.S. The market appears, in our opinion, to have priced in a Federal Reserve decision to increase the federal funds rate by 25 basis points2 at their meeting on December 13th. While the Federal Reserve chairperson is expected to change in the coming year, we expect the Fed’s guidance towards gradual, data dependent rate increases to largely remain consistent.

[1]	Yield to maturity (YTM) is the total return anticipated on a bond if the bond is held until the end of its lifetime.

Performance Discussion

Our investment approach focuses primarily on higher quality, short maturity issues within the high yield market. Historically, this part of the market has produced relatively consistent, positive absolute returns. At the end of October, every position in the portfolio had a “BB”3 rating or higher from Moody’s Investors Service or Standard & Poor’s. In pursuing the Fund’s objective, our aim is to deliver a consistent level of attractive income in any market environment.

Over the past year, the largest contributors to absolute return included the Energy, Basic Industry, and Transportation sectors. Lagging sectors included Leisure and Retail, though both of these sectors delivered positive absolute returns. Relative performance was driven by good credit selection in the Transportation and Real Estate sectors, offset by an underweight position in the Financial sector and sub-optimal credit selection in the Automotive sector. At the individual security level, the Fund scored wins with bonds of an offshore marine transportation company and a specialty finance concern. Positive performance from the aforementioned was partially offset by losing positions in a business services company and a hospital operator. The largest sector weights in the portfolio at the fiscal year end were in Financial Services, Energy, Basic Industry, Telecommunications, and Healthcare.

Outlook

We remain committed to our investment strategy of owning primarily short maturity, BB-rated corporate bonds. Our focus is on issuers with the competitive positioning, balance sheet strength and liquidity to service their debt loads in good, bad or uncertain economic conditions. Risk premiums in the high yield market (or ‘spreads’) have tightened for a second straight year, and were below the long term historical average as of the year ended 10/31/17. At some point in the future, economic conditions will eventually deteriorate, and high yield risk premiums will widen out again. When that occurs, a shorter maturity, higher quality high yield portfolio may generate favorable risk-adjusted returns in the context of the broad high yield market. In the meantime, while U.S. economic growth continues, we believe that high yield bonds can be a source of relatively attractive income among one’s fixed income alternatives.

[2]	A basis point is a unit equal to 1/100th of 1% and denotes the amount of change in the equity indexes.

3	A BB rating as measured by Standard & Poor’s refers to the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. A BB rating may mean ongoing uncertainties to adverse business, financial or economic conditions. A “BB” rating from Moody’s Investors Service encompasses ratings of Ba1, Ba2, or Ba3, and a “BB” rating from Standard & Poor’s encompasses ratings of BB+, BB, or BB-.

Thank you for investing alongside us in the Chartwell Short Duration High Yield Fund. We are grateful for the opportunity to manage the Fund, and we will continue to focus on a disciplined investment approach with a long-term perspective to help investors reach their financial goals.

Sincerely,

Andrew S. Toburen

Senior Portfolio Manager

The views in this report were those of the Fund Manager at the time of writing this report and may not reflect the views of the Manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

Past performance is no guarantee of future results. The Fund acquired the assets and liabilities of the Chartwell Short Duration High Yield Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown (prior to July 17, 2017) reflect the performance of the Predecessor Fund. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The ISM Manufacturing Index is an index based on surveys of more than 300 manufacturing firms by the Institute of Supply Management. The ISM Index monitors employment, production inventories, new orders and supplier deliveries. A composite diffusion index is created that monitors conditions in national manufacturing based on the data from these surveys.

The ICE Bank of America Merrill Lynch 1-3 Year BB Cash Pay High Yield Index is a subset of The Bank of America Merrill Lynch U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. One cannot invest in an index.

Current and future portfolio holdings are subject to change and risk.

Mutual fund investing involves risk, including the potential loss of principal.

Fixed income investment includes the following risks: credit, prepayment, call and interest rate risk. Credit risk refers to the loss in the value of a security based on a default in the payment of principle and/or interest of the security, or the perception of the market of such default. As interest rates rise the value of bond prices will decline. High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high -yield bonds. The Fund may invest in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. The Fund may also invest in ETFs (Exchange-Traded Funds) and therefore would be subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly.

© 2017 Chartwell Short Duration High Yield Fund

Small Cap Growth Fund Fiscal Year End Review (Unaudited)

Dear Fellow Shareholder:

The Chartwell Small Cap Growth Fund returned 6.90%, as compared to the Russell 2000 Growth Index return of 9.19%, from Fund inception of 6/16/17 through 10/31/17.

Performance

	Calendar Quarter Ended 9/30/2017	Inception to 10/31/2017
CWSGX at NAV	4.89%	6.90%
Russell 2000 Growth Index	6.22%	9.19%

Market Commentary

The economic advances that started several years ago have continued throughout 2017, driving the equity markets to new highs. The unemployment rate which has been declining rapidly since 2013 has continued to decline, with the most recent unemployment rate of 4.2% reflecting a healthy job market. Other macro data points continue to be strong, and most importantly quite stable. We are entering the fifth year of consistent U.S. CPI (consumer price index) reports (ex food and energy); the August report of 1.7% is at the bottom of the 5-year range of 1.7%- 2.2%. Meanwhile, the U.S. gross domestic product (“GDP”) is also remarkably stable over the past several years, reflecting a steadily improving economic environment, with Q2 2017 GDP growth of 2.2%. This low level of macroeconomic volatility can explain why U.S. equity valuations are moving to all-time highs. Equity investors are willing to pay a premium for consistent and healthy growth, be it for individual stocks or overall equity markets.

Reviewing other significant trends among various sectors, it’s worth pointing out the transformation that is occurring within the pharmaceutical and biotech industries. In the last quarter, the FDA approved the first gene therapy in the U.S., allowing a new approach for the treatment of cancer and other life-threatening diseases. We believe this approval brings exciting opportunities for both patients and investors. Gene therapy has been a holy grail since research started in earnest in the late 1990s. With the discovery of vector transmission to deliver the healthy replacement gene and the improvements in genetic manufacturing, the results of various gene therapy trials have steadily improved. Following the FDA’s recent gene therapy approval for the treatment of leukemia, we anticipate gene therapy approvals for lymphoma, rare ophthalmic and other diseases to follow. In the near future, gene therapy compounds appear to be very promising for the treatment of hemophilia.

Also, a noteworthy shift is occurring in the regulatory environment for the biotech industry. In the past, it took five to seven years for a compound to move from preclinical, through Phase 1 and Phase 2, and often two confirmatory Phase 3 trials. That has changed dramatically, especially in the oncology field, as the FDA is now willing to approve drugs that have only one Phase 1 and one Phase 3 trial. The development cycle is potentially shortened dramatically. This compression of the development cycle does perhaps make it more challenging for investors as there is less data to analyze before making an investment decision. Therefore, properly sizing the position, keeping in mind potential upside and downside scenarios, is even more significant.

Performance discussion

The biggest contributors to the Fund’s performance at the sector level were the Technology and Healthcare sectors. Within the technology sector, our investments in the semiconductor and the semiconductor equipment industry were particularly strong. Within the healthcare sector, our returns were boosted when our holdings in Kite Pharmaceuticals (KITE) and Nextstage Medical (NXTM) were acquired at healthy premiums. The biggest detractor to performance on a sector level was the Industrials sector. Poor stock selection was the primary issue for the weak performance since inception.

The Fund’s top overall contributor was Take Two Interactive Software (TTWO), which returned 46.6% since the Fund’s inception. Take Two reported another strong quarter, with earnings dramatically exceeding expectations. These results were quite surprising in that Take Two did not have a significant new game release for the quarter; instead the strong earnings were driven by higher levels of digital transmissions and downloads which led to higher operating margins. Also, Take Two exceeded expectations for revenue growth, as Take Two is now regularly providing digital updates that keep games fresh for consumers, thereby maintaining activity and creating a long-term gaming franchise.

Another strong performer was Chemours Co (CC), which returned 52.8% since the Fund’s inception. Chemours delivered excellent quarterly earnings, with revenues and earnings dramatically exceeding expectations. The pricing trends for titanium dioxide, which is a key ingredient in paints, continued to be very positive, leading to expanding margins for Chemours. Also, the broad global economic recovery is leading to tight global supply, which is another contributing factor to the recent healthy price increases.

The Fund’s largest detractor since inception was Lumber Liquidators (LL). Lumber Liquidators reported disappointing earnings in the most recent quarter, being negatively impacted by the hurricane activity in Texas and Florida. It also appears that promotional activity has increased among its competitors, leading us to reduce our position in the security. Acadia Healthcare (ACHC) negatively surprised investors when they announced that their operations in England would significantly miss their earlier guidance. The United Kingdom National Health Service is under significant budgetary pressures, which is affecting many healthcare service providers there. Given the poor visibility and weaker admission volumes, we sold our entire position earlier this year.

LARGEST CONTRIBUTORS VS BENCHMARK (as of fiscal period ended 10/31/17)

	AVERAGE WEIGHTING	CONTRIBUTION [basis points][1]
Take Two Interactive	3.30%	142
Chemours Co.	1.28%	56
Eldorado Resorts	2.23%	55
Sarepta Therapeutics	1.11%	51
Kronos Worldwide	1.08%	43

1 A basis point is a unit equal to 1/100th of 1% and denotes the amount of change in the equity indexes.

LARGEST DETRACTORS VS BENCHMARK (as of fiscal period ended 10/31/17)

	AVERAGE WEIGHTING	CONTRIBUTION [basis points]
Lumber Liquidators	1.17%	-53
Acadia Healthcare	1.30%	-45
Zynerba Pharma	0.18%	-34
Sinclair Broadcast	0.75%	-30
Apogee Enterprises	0.55%	-26

Outlook

We continue to be surprised at the overall lack of market volatility within the equity markets. There has yet to be the typical roughly 5% drawdown that we have often seen in the small cap equity markets. The market has dealt with the continuing dysfunction in Washington, DC, news of North Korean weapons testing and rate hikes from the Federal Reserve without much pause. The average intraday volatility has also been compressed. However, the combination of this muted volatility and strong year-to-date returns appears likely to lead to a continued healthy investment environment, especially through the fourth quarter which is typically quite strong seasonally. We are mindful of individual security valuations, and therefore valuation and earnings visibility is being emphasized in our analytical process.

We remain focused on pursuing alpha and the best investment results we can for you over the long run. We thank you for your continuing support and investment. Please feel free to call or email us with any feedback or questions about the portfolio.

Sincerely,

Frank Sustersic

Senior Portfolio Manager

The views in this report were those of the Fund Manager at the time of writing this report and may not reflect the views of the Manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

Small cap stocks as represented by the Russell 2000 Index, which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks, and the Russell 2000 Growth Index, which measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.

Small cap growth stocks as represented by the Russell 2000 Growth Index, which measures the performance of small-cap growth segment of the U.S. equity universe.

One cannot invest in an index.

RISKS:

Small Cap stocks may be less liquid and are more susceptible to market volatility because they may not have the management experience, financial resources, product diversification, or competitive strengths and tend to be sold less often and in smaller amounts relative to larger companies. Foreign securities involve greater currency valuation, economic, political, and regulatory environment risk relative to US securities. The Fund invests in Exchange Traded Funds (ETFs) and is therefore subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly. The Fund is newly organized and has limited operating history.

© 2017 Chartwell Small Cap Growth Fund

Berwyn Fund

FUND PERFORMANCE for periods ended October 31, 2017 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund with a similar investment in the Russell 2000 Index and the Russell 2000 Value Index for the periods shown. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 index tracks the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. These indices do not reflect expenses, fees, or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns for periods ended October 31, 2017	1 Year	5 Years	10 Years
Berwyn Fund	24.22%	10.43%	7.50%
Russell 2000 Index	27.85%	14.49%	7.63%
Russell 2000 Value Index	24.81%	13.58%	7.04%

On July 17, 2017, the Berwyn Fund, (a “Successor Fund” and collectively the “Successor Fund”) acquired all the assets and liabilities of the Berwyn Fund, respectively, a series of the Investment Managers Series Trust (a “IMST Predecessor Fund” and collectively the “IMST Predecessor Fund”). The Fund acquired the assets and liabilities of the Berwyn Fund (the “Berwyn Funds Predecessor Fund”), a series of The Berwyn Funds, on April 29, 2016. As a result of the acquisition, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above reflect the performance of the Predecessor Fund.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 995-5505.

Berwyn Fund

FUND PERFORMANCE for periods ended October 31, 2017 (Unaudited) – Continued

Gross and net expense ratios for the Fund’s shares were 1.29% and 1.24%, respectively, which were the amounts stated in the current prospectus dated July 17, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 1.22% of the average daily net assets of the Fund’s shares. This agreement is in effect until July 17, 2019, and it may be terminated after the initial two-year period only by the Trust’s board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

Berwyn Income Fund

FUND PERFORMANCE for periods ended October 31, 2017 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund with a similar investment in the Citigroup Broad Investment Grade Bond Index, the ICE BofA Merrill Lynch High Yield Master II Index, and the Lipper Income Fund Index for the periods shown. Results include the reinvestment of all dividends and capital gains.

The Citigroup Broad Investment Grade Bond Index measures the value of the broad U.S. Investment-grade bond market, including over 6,000 U.S. Treasury, government agency, corporate, and mortgage-backed securities. All bonds in this index must be investment grade (rated at least BBB- or Baa3), have a maturity of at least one year, and a total value outstanding of at least $200 million. The ICE BofA Merrill Lynch High Yield Master II Index is a broad based index consisting of all U.S. dollar denominated high-yield bonds with a minimum outstanding amount of $100 million and a maturity of over one year. The Lipper Income Fund Index consists of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc. These indices do not reflect expenses, fees, or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns for periods ended October 31, 2017	1 Year	5 Years	10 Years
Berwyn Income Fund	3.98%	5.63%	6.42%
Citigroup Broad Investment Grade Bond Index	0.87%	2.03%	4.26%
ICE BofA Merrill Lynch High Yield Master II Index	9.14%	6.29%	7.69%
Lipper Income Fund Index	9.52%	5.90%	4.43%

On July 17, 2017, the Berwyn Income Fund, (a “Successor Fund” and collectively the “Successor Fund”) acquired all the assets and liabilities of the Berwyn Income Fund, respectively, a series of the Investment Managers Series Trust (a “IMST Predecessor Fund” and collectively the “IMST Predecessor Fund”). The Fund acquired the assets and liabilities of the Berwyn Income Fund (the “Berwyn Funds Predecessor Fund”), a series of The Berwyn Funds, on April 29, 2016. As a result of the acquisition, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to April 29, 2016 reflect the performance of the Predecessor Fund.

Berwyn Income Fund

FUND PERFORMANCE for periods ended October 31, 2017 (Unaudited) – Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios for the Fund’s shares were 0.71% and 0.68%, respectively, which were the amounts stated in the current prospectus dated July 17, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 0.64% of the average daily net assets of the Fund’s shares. This agreement is in effect until July 17, 2019, and it may be terminated after the initial two-year period only by the Trust’s board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

Chartwell Mid Cap Value Fund

FUND PERFORMANCE for periods ended October 31, 2017 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund with a similar investment in the S&P 500 Index and the S&P Mid-Cap 400 Index for the periods shown. Results include the reinvestment of all dividends and capital gains.

The S&P 500 Index tracks the stocks of 500 large U.S. companies. The S&P Mid-Cap 400 Index measures the performance of 400 selected companies with a mid-sized market capitalization. The Russell Mid Cap Value index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. These indices do not reflect expenses, fees, or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns for periods ended October 31, 2017	1 Year	5 Years	10 Years
Chartwell Mid Cap Value Fund	23.95%	11.77%	5.92%
S&P 500 Index	23.63%	15.18%	7.51%
S&P Mid-Cap 400 Index	23.48%	15.13%	8.96%
Russell Midcap Value Index	17.12%	14.49%	7.90%

On July 17, 2017, the Chartwell Mid Cap Value Fund, (a “Successor Fund” and collectively the “Successor Fund”) acquired all the assets and liabilities of the Berwyn Cornerstone Fund, respectively, a series of the Investment Managers Series Trust (a “IMST Predecessor Fund” and collectively the “IMST Predecessor Fund”). The Fund acquired the assets and liabilities of the Berwyn Cornerstone Fund (the “Berwyn Funds Predecessor Fund”), a series of The Berwyn Funds, on April 29, 2016. As a result of the acquisition, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to April 29, 2016 reflect the performance of the Predecessor Fund.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 995-5505.

Chartwell Mid Cap Value Fund

FUND PERFORMANCE for periods ended October 31, 2017 (Unaudited) – Continued

Gross and net expense ratios for the Fund’s shares were 1.57% and 1.17%, respectively, which were the amounts stated in the current prospectus dated July 17, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 1.15% of the average daily net assets of the Fund’s shares. Effective November 6, 2017, the Advisor has agreed to reduce the limit on the total annual fund operating expenses from 1.15% to 1.05% of the Fund’s average daily net assets. This agreement is in effect until July 17, 2019 and it may be terminated after the initial two-year period only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

Chartwell Small Cap Value Fund

FUND PERFORMANCE for periods ended October 31, 2017 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s shares, with a similar investment in the Russell 2000 Value Index. Results include the reinvestment of all dividends and capital gains. The performance figures include the performance for Class A for the periods prior to the start date of current share class. Class A liquidated on June 30, 2016.

The Russell 2000 Value Index measures the performance of the Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns for periods ended October 31, 2017	1 Year	5 Years	Since Inception[1]	Inception Date
Chartwell Small Cap Value Fund	24.09%	14.09%	13.64%	03/16/12
Russell 2000 Value Index	24.81%	13.58%	14.37%	03/16/12

[1]	The performance figures include the performance for Class A for the periods prior to the start date of current share class. Class A liquidated on 6/30/2016.

On July 17, 2017, the Chartwell Small Cap Value Fund, (a “Successor Fund” and collectively the “Successor Fund”) acquired all the assets and liabilities of the Chartwell Small Cap Value Fund, respectively, a series of the Investment Managers Series Trust (a “Predecessor Fund” and collectively the “Predecessor Fund”). As a result of the acquisition, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to July 17, 2017 reflect the performance of the Predecessor Fund.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios were 1.09% and 1.05%, respectively, which were the amounts stated in the current prospectus dated July 17, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.05% of average daily net assets of the Fund’s shares. This agreement is in effect until July 17, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Chartwell Small Cap Value Fund

FUND PERFORMANCE for periods ended October 31, 2017 (Unaudited) – Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

Chartwell Short Duration High Yield Fund

FUND PERFORMANCE for periods ended October 31, 2017 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s shares, made at its inception, with a similar investment in the ICE Bank of America Merrill Lynch US High Yield Cash Pay BB 1-3 Year Index. Results include the reinvestment of all dividends and capital gains.

The ICE Bank of America Merrill Lynch US High Yield Cash Pay BB 1-3 Year Index is a subset of the ICE Bank of America Merrill Lynch US Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns for periods ended October 31, 2017	1 Year	3 Years	Since Inception	Inception Date
Chartwell Short Duration High Yield Fund	4.42%	2.67%	2.44%	07/15/14
ICE Bank of America Merrill Lynch US High Yield Cash Pay BB 1-3 Year Index	4.44%	4.35%	4.02%	07/15/14

On July 17, 2017, the Chartwell Short Duration High Yield Field Fund, (a “Successor Fund” and collectively the “Successor Fund”) acquired all the assets and liabilities of the Chartwell Short Duration High Yield Field Fund, respectively, a series of the Investment Managers Series Trust (a “Predecessor Fund” and collectively the “Predecessor Fund”). As a result of the acquisition, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to July 17, 2017 reflect the performance of the Predecessor Fund.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios were 1.23% and 0.50%, respectively, which were the amounts stated in the current prospectus dated July 17, 2017, as supplemented August 10, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. Effective August 11, 2017, the Advisor has agreed to reduce the limit on the total annual fund operating expenses from 0.65% to 0.49% of the Fund’s average daily net assets. This agreement is in effect until July 19, 2019, and it may be terminated before that date only by the Trust’s board of Trustees. In absence of such waivers, the Fund’s returns would have been lower.

Chartwell Short Duration High Yield Fund

FUND PERFORMANCE for periods ended October 31, 2017 (Unaudited) – Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

Chartwell Small Cap Growth Fund

FUND PERFORMANCE for period ended October 31, 2017 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 2000 Growth Index. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Growth Index measures the performance of the 2000 small-cap companies and is designed to represent the small-cap segment of the U.S. equity universe. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Total Return for period ended October 31, 2017	Since Inception (Cumulative)	Inception Date
Chartwell Small Cap Growth Fund	6.90%	06/16/17
Russell 2000 Growth Index	9.19%	06/16/17

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios for the Fund’s shares were 2.59% and 1.05%, respectively, which were the amounts stated in the current prospectus dated June 8, 2017, as supplemented November 3, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. Effective November 6, 2017, the Advisor has agreed to reduce the limit on the total annual fund operating expenses from 1.25% to 1.05% of the Fund’s average daily net assets. This agreement is in effect until June 9, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Chartwell Small Cap Growth Fund

FUND PERFORMANCE for period ended October 31, 2017 (Unaudited) – Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

Berwyn Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2017

Number of Shares		Value

	Common Stocks – 83.1%
	Basic Materials – 5.9%
76,000	Carpenter Technology Corp.	$3,784,040
50,445	KMG Chemicals, Inc.	2,781,033
		6,565,073
	Communications – 2.9%
400,491	Vonage Holdings Corp.*	3,255,992

	Consumer, Cyclical – 20.0%
148,053	Callaway Golf Co.	2,136,405
410,120	China Automotive Systems, Inc.*	2,071,106
253,000	Express, Inc.*	1,712,810
77,804	Hooker Furniture Corp.	3,687,910
72,196	Knoll, Inc.	1,531,999
36,011	Lumber Liquidators Holdings, Inc.*	1,108,418
97,000	MDC Holdings, Inc.	3,592,880
220,393	Spartan Motors, Inc.	3,559,347
56,867	Winnebago Industries, Inc.	2,795,013
		22,195,888
	Consumer, Non-cyclical – 9.3%
222,110	ACCO Brands Corp.*	2,898,535
98,879	Heidrick & Struggles International, Inc.	2,457,143
181,190	Landec Corp.*	2,400,768
145,465	Navigant Consulting, Inc.*	2,517,999
		10,274,445
	Energy – 7.2%
189,281	Hallador Energy Co.	980,476
106,113	Matrix Service Co.*	1,496,193
454,517	McDermott International, Inc.*1	3,008,903
277,803	Newpark Resources, Inc.*	2,430,776
		7,916,348
	Financial – 10.8%
244,504	Arbor Realty Trust, Inc. - REIT	2,022,048
102,708	Dime Community Bancshares, Inc.	2,264,711
91,000	Flagstar Bancorp, Inc.*	3,400,670
370,452	Hallmark Financial Services, Inc.*	4,293,539
		11,980,968
	Health Care – 2.4%
78,715	Myriad Genetics, Inc.*	2,698,350

	Industrial – 7.6%
473,506	Diana Shipping, Inc.*1	1,912,964
8,649	DMC Global, Inc.	188,116
38,397	Encore Wire Corp.	1,733,625
131,968	Graham Corp.	2,543,023

Berwyn Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	Industrial (Continued)
224,081	Wesco Aircraft Holdings, Inc.*	$2,027,933
		8,405,661
	REIT – 2.9%
463,000	Ashford Hospitality Trust, Inc. - REIT	3,254,890

	Technology – 14.1%
162,500	3D Systems Corp.*	2,011,750
120,727	ADTRAN, Inc.	2,547,340
49,189	Methode Electronics, Inc.	2,306,964
181,701	Quality Systems, Inc.*	2,556,533
71,091	Rudolph Technologies, Inc.*	1,972,775
67,361	ScanSource, Inc.*	2,893,155
150,725	Unisys Corp.*	1,318,844
		15,607,361
	Total Common Stocks (Cost $76,925,407)	92,154,976

	Short-Term Investments – 17.0%
18,851,904	Fidelity Investments Money Market Funds Government Portfolio-Institutional Class, 0.92%[2]	18,851,904

	Total Short-Term Investments (Cost $18,851,904)	18,851,904

	Total Investments – 100.1% (Cost $95,777,311)	$111,006,880
	Liabilities in Excess of Other Assets – (0.1)%	(108,996)

	Total Net Assets – 100.0%	$110,897,884

REIT – Real Estate Investment Trust

* Non-income producing security.

1 Foreign security denominated in U.S. Dollars.

2 The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Berwyn Fund

SUMMARY OF INVESTMENTS

As of October 31, 2017 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Cyclical	20.0%
Technology	14.1%
Financial	10.8%
Consumer, Non-cyclical	9.3%
Industrial	7.6%
Energy	7.2%
Basic Materials	5.9%
Communications	2.9%
REIT	2.9%
Health Care	2.4%
Total Common Stocks	83.1%
Short-Term Investments	17.0%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Berwyn Income Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2017

Number of Shares		Value

	Common Stocks – 16.6%
	Basic Materials – 0.8%
2,226,947	Gold Resource Corp.	$8,083,817
247,670	Mosaic Co.	5,532,948
		13,616,765
	Communications – 1.5%
1,199,036	Nokia OYJ - ADR	5,863,286
1,605,697	PC-Tel, Inc.[1]	10,677,885
1,378,000	Telefonaktiebolaget LM Ericsson - ADR	8,612,500
		25,153,671
	Consumer, Cyclical – 3.9%
403,421	American Eagle Outfitters, Inc.	5,252,542
225,000	GameStop Corp. - Class A	4,205,250
213,000	HUGO BOSS A.G. - ADR	3,860,625
535,800	Mattel, Inc.	7,565,496
523,000	Nintendo Co., Ltd. - ADR	25,443,950
170,000	Sony Corp. - ADR	7,379,700
738,753	Superior Industries International, Inc.	11,487,609
		65,195,172
	Consumer, Non-cyclical – 0.7%
537,000	Carlsberg A/S - ADR	12,297,300

	Energy – 0.9%
227,000	Devon Energy Corp.	8,376,300
175,000	HollyFrontier Corp.	6,466,250
		14,842,550
	Financial – 1.0%
618,000	Bank of America Corp.	16,927,020

	Health Care – 0.5%
227,000	GlaxoSmithKline PLC - ADR	8,269,610

	Industrial – 2.6%
306,000	CTS Corp.	8,323,200
125,000	Koninklijke Philips N.V.[2]	5,098,750
1,524,020	LSI Industries, Inc.[1]	10,591,939
1,387,350	Pitney Bowes, Inc.	19,062,189
		43,076,078
	Technology – 4.2%
501,000	Corning, Inc.	15,686,310
350,000	FLIR Systems, Inc.	16,387,000
234,000	Intel Corp.	10,644,660
43,400	International Business Machines Corp.	6,686,204
870,379	Xperi Corp.	20,018,717
		69,422,891

Berwyn Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	Utilities – 0.5%
261,500	FirstEnergy Corp.	$8,616,425

	Total Common Stocks (Cost $255,339,461)	277,417,482

Principal Amount

	Corporate Bonds – 73.3%
	Basic Materials – 4.9%
$12,935,000	Cabot Corp. 2.550%, 1/15/2018	12,954,351
	Nucor Corp.
10,617,000	5.750%, 12/1/2017	10,650,677
17,251,000	5.850%, 6/1/2018	17,629,884
2,094,000	PH Glatfelter Co. 5.375%, 10/15/2020[3]	2,125,410
22,697,000	RPM International, Inc. 6.500%, 2/15/2018	23,010,877
14,335,000	Sherwin-Williams Co. 1.350%, 12/15/2017	14,333,695
		80,704,894
	Communications – 6.1%
7,515,000	CalAmp Corp. 1.625%, 5/15/2020[4]	8,003,475
36,888,000	Interpublic Group of Cos., Inc. 2.250%, 11/15/2017	36,886,893
5,260,000	Juniper Networks, Inc. 3.125%, 2/26/2019	5,333,324
14,231,000	Nokia OYJ 6.625%, 5/15/2039[2]	16,245,114
	Twitter, Inc.
17,722,000	0.250%, 9/15/2019[4]	16,791,595
20,374,000	1.000%, 9/15/2021[4]	18,782,281
		102,042,682
	Consumer, Cyclical – 12.7%
29,532,000	Allegiant Travel Co. 5.500%, 7/15/2019	30,491,790
16,227,000	Best Buy Co., Inc. 5.000%, 8/1/2018	16,597,836
10,063,000	Brunswick Corp. 4.625%, 5/15/2021[3,5]	10,240,431
38,348,000	Carnival Corp. 1.875%, 12/15/2017[2]	38,365,985

Berwyn Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Principal Amount		Value

	CORPORATE BONDS (Continued)
	Consumer, Cyclical (Continued)
$5,211,000	eBay, Inc. 2.500%, 3/9/2018	$5,226,919
5,149,000	JC Penney Corp., Inc. 5.750%, 2/15/2018	5,123,255
2,570,000	Marriott International, Inc. 6.750%, 5/15/2018	2,637,889
	Mattel, Inc.
6,152,000	1.700%, 3/15/2018	6,121,855
1,091,000	2.350%, 5/6/2019	1,072,202
	Newell Brands, Inc.
33,034,000	2.050%, 12/1/2017	33,045,793
10,985,000	2.150%, 10/15/2018	11,017,010
17,997,000	Ralph Lauren Corp. 2.125%, 9/26/2018[3]	18,058,298
1,215,000	Starbucks Corp. 2.000%, 12/5/2018[3]	1,218,746
9,042,000	Tiffany & Co. 4.900%, 10/1/2044[3]	8,882,400
24,284,000	Wyndham Worldwide Corp. 2.500%, 3/1/2018[3]	24,317,172
		212,417,581
	Consumer, Non-cyclical – 9.2%
20,661,000	Constellation Brands, Inc. 3.875%, 11/15/2019	21,395,251
10,358,000	Danaher Corp. 1.650%, 9/15/2018	10,361,895
	General Mills, Inc.
2,050,000	2.200%, 10/21/2019	2,058,294
6,757,000	4.150%, 2/15/2043[3]	6,890,248
4,745,000	Hershey Co. 3.375%, 8/15/2046[3]	4,338,183
19,156,000	Huron Consulting Group, Inc. 1.250%, 10/1/2019[4]	17,958,750
19,596,000	JM Smucker Co. 1.750%, 3/15/2018	19,612,715
	Kellogg Co.
13,532,000	3.250%, 5/21/2018	13,656,373
4,409,000	4.150%, 11/15/2019	4,594,636
30,016,000	Kraft Heinz Foods Co. 2.000%, 7/2/2018	30,054,120
4,200,000	Sysco Corp. 1.900%, 4/1/2019	4,198,463

Berwyn Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Principal Amount		Value

	CORPORATE BONDS (Continued)
	Consumer, Non-cyclical (Continued)
$18,090,000	Western Union Co. 3.650%, 8/22/2018	$18,373,181
		153,492,109
	Energy – 1.3%
21,461,000	SEACOR Holdings, Inc. 2.500%, 12/15/2027[3,4]	21,514,653

	Health Care – 11.8%
12,197,000	Anthem, Inc. 2.300%, 7/15/2018	12,241,397
3,844,000	Biogen, Inc. 6.875%, 3/1/2018	3,911,105
16,555,000	Bristol-Myers Squibb Co. 3.250%, 8/1/2042	15,340,360
3,580,000	C.R. Bard, Inc. 1.375%, 1/15/2018	3,576,810
32,134,000	Celgene Corp. 2.125%, 8/15/2018	32,225,743
40,856,000	Edwards Lifesciences Corp. 2.875%, 10/15/2018	41,243,723
8,105,000	Gilead Sciences, Inc. 1.850%, 9/4/2018	8,115,010
9,360,000	Halyard Health, Inc. 6.250%, 10/15/2022[3]	9,786,816
8,016,000	HealthSouth Corp. 5.750%, 11/1/2024[3]	8,206,380
5,090,000	Laboratory Corp. of America Holdings 2.500%, 11/1/2018	5,119,837
12,000,000	McCormick & Co., Inc. 5.750%, 12/15/2017	12,054,708
3,915,000	McKesson Corp. 1.400%, 3/15/2018	3,911,657
2,599,000	Quest Diagnostics, Inc. 2.700%, 4/1/2019	2,620,592
18,511,000	Stryker Corp. 1.300%, 4/1/2018	18,488,120
9,200,000	Sucampo Pharmaceuticals, Inc. 3.250%, 12/15/2021[4,5]	8,889,500
11,655,000	Universal Health Services, Inc. 4.750%, 8/1/2022[3,5]	11,975,512
		197,707,270
	Industrial – 8.4%
1,870,000	Amphenol Corp. 2.550%, 1/30/2019[3]	1,883,980

Berwyn Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Principal Amount		Value

	CORPORATE BONDS (Continued)
	Industrial (Continued)
$10,070,000	Atlas Air Worldwide Holdings, Inc. 2.250%, 6/1/2022[4]	$11,718,963
7,787,000	Chart Industries, Inc. 2.000%, 8/1/2018[4]	7,772,399
14,746,000	Crane Co. 2.750%, 12/15/2018	14,861,992
1,344,000	Emerson Electric Co. 5.250%, 10/15/2018	1,389,835
9,743,000	Gibraltar Industries, Inc. 6.250%, 2/1/2021[3]	9,998,754
5,510,000	Huntington Ingalls Industries, Inc. 5.000%, 12/15/2021[3,5]	5,661,525
6,230,000	Norfolk Southern Corp. 5.750%, 4/1/2018	6,330,552
38,245,638	Republic Services, Inc. 3.800%, 5/15/2018	38,677,546
35,178,000	Roper Technologies, Inc. 1.850%, 11/15/2017	35,181,412
3,798,000	Silgan Holdings, Inc. 5.000%, 4/1/2020[3]	3,840,728
2,940,000	Snap-on, Inc. 4.250%, 1/15/2018	2,954,976
		140,272,662
	Technology – 18.9%
	Apple, Inc.
36,849,000	3.850%, 5/4/2043	37,249,254
9,676,000	3.450%, 2/9/2045	9,202,921
18,540,000	CA, Inc. 2.875%, 8/15/2018	18,680,496
	Corning, Inc.
26,468,000	1.450%, 11/15/2017	26,467,947
10,349,000	1.500%, 5/8/2018	10,338,144
33,091,000	Dun & Bradstreet Corp. 3.500%, 12/1/2017	33,121,377
40,784,000	Hewlett Packard Enterprise Co. 2.850%, 10/5/2018	41,128,421
2,004,000	KLA-Tencor Corp. 2.375%, 11/1/2017	2,004,000
38,312,000	Maxim Integrated Products, Inc. 2.500%, 11/15/2018	38,521,720
	NetApp, Inc.
27,518,000	2.000%, 12/15/2017	27,521,880
17,795,000	3.250%, 12/15/2022[3]	17,993,325

Berwyn Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Principal Amount		Value

	CORPORATE BONDS (Continued)
	Technology (Continued)
$33,550,000	Nuance Communications, Inc. 2.750%, 11/1/2031[3,4]	$33,550,000
3,545,000	Sanmina Corp. 4.375%, 6/1/2019[5]	3,640,999
16,880,000	Xilinx, Inc. 2.125%, 3/15/2019	16,911,701
		316,332,185
	Total Corporate Bonds (Cost $1,211,924,437)	1,224,484,036

Number of Shares

	Preferred Stocks – 4.3%
	Energy – 1.0%
305,891	Chesapeake Energy Corp. 5.000%, N/A4,6	17,741,678

	Financial – 1.3%
105,212	New York Community Capital Trust V 6.000%, 11/1/2051[4]	5,313,206
576,749	RLJ Lodging Trust 1.950%, N/A4,6	16,200,879
		21,514,085
	Industrial – 2.0%
760,209	Pitney Bowes, Inc. 6.700%, 3/7/2043[3]	19,544,973
241,068	Stericycle, Inc. 5.250%, 9/15/2018[4]	13,726,412
		33,271,385
	Total Preferred Stocks (Cost $73,953,870)	72,527,148

	Short-Term Investments – 7.9%
132,129,226	Fidelity Investments Money Market Funds Government Portfolio-Institutional Class, 0.92%[7]	132,129,226

	Total Short-Term Investments (Cost $132,129,226)	132,129,226

	Total Investments – 102.1% (Cost $1,673,346,994)	$1,706,557,892
	Liabilities in Excess of Other Assets – (2.1)%	(34,698,267)

	Total Net Assets – 100.0%	$1,671,859,625

Berwyn Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

ADR – American Depositary Receipt

PLC – Public Limited Company

[1]	Affiliated company.
[2]	Foreign security denominated in U.S. Dollars.
[3]	Callable.
[4]	Convertible security.
[5]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $40,407,967.
[6]	Perpetual security. Maturity date is not applicable.
[7]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Berwyn Income Fund

SUMMARY OF INVESTMENTS

As of October 31, 2017 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	4.2%
Consumer, Cyclical	3.9%
Industrial	2.6%
Communications	1.5%
Financial	1.0%
Energy	0.9%
Basic Materials	0.8%
Consumer, Non-cyclical	0.7%
Utilities	0.5%
Health Care	0.5%
Total Common Stocks	16.6%
Corporate Bonds
Technology	18.9%
Consumer, Cyclical	12.7%
Health Care	11.8%
Consumer, Non-cyclical	9.2%
Industrial	8.4%
Communications	6.1%
Basic Materials	4.9%
Energy	1.3%
Total Corporate Bonds	73.3%
Preferred Stocks
Industrial	2.0%
Financial	1.3%
Energy	1.0%
Total Preferred Stocks	4.3%
Short-Term Investments	7.9%
Total Investments	102.1%
Liabilities in Excess of Other Assets	(2.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Chartwell Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2017

Number of Shares		Value

	Common Stocks – 95.3%
	Basic Materials – 6.7%
30,175	Valvoline, Inc.	$724,804
6,900	Vulcan Materials Co.	840,075
		1,564,879
	Consumer, Cyclical – 5.8%
875	AutoZone, Inc.*	515,813
23,400	Sally Beauty Holdings, Inc.*	405,054
9,075	Toll Brothers, Inc.	417,813
		1,338,680
	Consumer, Non-cyclical – 2.6%
4,875	Ingredion, Inc.	611,081

	Energy – 5.3%
7,675	EQT Corp.	479,994
4,250	Helmerich & Payne, Inc.	230,818
3,425	Pioneer Natural Resources Co.	512,620
		1,223,432
	Financial – 31.0%
9,525	Allstate Corp.	894,016
12,675	American Campus Communities, Inc. - REIT	527,027
15,825	DCT Industrial Trust, Inc. - REIT	918,166
8,025	First Republic Bank	781,635
5,725	Hanover Insurance Group, Inc.	563,226
31,225	Host Hotels & Resorts, Inc. - REIT	610,761
31,550	KeyCorp	575,787
12,625	Lincoln National Corp.	956,722
2,400	M&T Bank Corp.	400,248
5,500	Mid-America Apartment Communities, Inc. - REIT	562,925
13,175	Synchrony Financial	429,769
		7,220,282
	Health Care – 1.6%
1,825	WellCare Health Plans, Inc.*	360,876

	Industrial – 18.7%
21,200	Allison Transmission Holdings, Inc.	900,788
10,275	Copart, Inc.*	372,880
5,000	J.B. Hunt Transport Services, Inc.	531,950
9,075	Jacobs Engineering Group, Inc.	528,255
3,650	Rockwell Automation, Inc.	732,993
4,700	Rockwell Collins, Inc.	637,320
4,150	Snap-on, Inc.	654,787
		4,358,973
	Technology – 8.6%
17,675	CA, Inc.	572,317

Chartwell Mid Cap Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	Technology (Continued)
7,000	Dun & Bradstreet Corp.	$817,810
13,675	Micron Technology, Inc.*	605,939
		1,996,066
	Utilities – 15.0%
11,550	Ameren Corp.	715,984
17,075	CMS Energy Corp.	825,918
8,700	National Fuel Gas Co.	505,035
13,525	Public Service Enterprise Group, Inc.	665,430
11,450	Vectren Corp.	780,203
		3,492,570
	Total Common Stocks (Cost $20,930,109)	22,166,839

	Short-Term Investments – 4.9%
1,150,730	Fidelity Investments Money Market Funds Government Portfolio-Institutional Class, 0.92%[1]	1,150,730

	Total Short-Term Investments (Cost $1,150,730)	1,150,730

	Total Investments – 100.2% (Cost $22,080,839)	$23,317,569
	Liabilities in Excess of Other Assets – (0.2)%	(43,176)

	Total Net Assets – 100.0%	$23,274,393

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Chartwell Mid Cap Value Fund

SUMMARY OF INVESTMENTS

As of October 31, 2017 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financial	31.0%
Industrial	18.7%
Utilities	15.0%
Technology	8.6%
Basic Materials	6.7%
Consumer, Cyclical	5.8%
Energy	5.3%
Consumer, Non-cyclical	2.6%
Health Care	1.6%
Total Common Stocks	95.3%
Short-Term Investments	4.9%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2017

Number of Shares		Value

	Common Stocks – 97.6%
	Basic Materials – 7.1%
75,102	Calgon Carbon Corp.	$1,629,714
22,400	Eagle Materials, Inc.	2,364,768
88,500	Harsco Corp.*	1,880,625
32,855	Innophos Holdings, Inc.	1,607,595
31,341	Lydall, Inc.*	1,811,510
33,147	Minerals Technologies, Inc.	2,383,269
		11,677,481
	Communications – 1.4%
62,490	Scholastic Corp.	2,308,381

	Consumer, Cyclical – 9.6%
9,350	Buffalo Wild Wings, Inc.*	1,105,170
198,600	Denny's Corp.*	2,595,702
91,825	Interface, Inc.	2,093,610
88,785	Knoll, Inc.	1,884,018
17,150	Oxford Industries, Inc.	1,107,890
62,705	Rush Enterprises, Inc. - Class A*	3,184,160
125,325	TRI Pointe Group, Inc.*	2,216,999
62,165	Wolverine World Wide, Inc.	1,697,104
		15,884,653
	Consumer, Non-cyclical – 2.4%
11,085	Lancaster Colony Corp.	1,388,064
27,920	Matthews International Corp. - Class A	1,754,772
8,706	Strayer Education, Inc.	816,013
		3,958,849
	Energy – 3.0%
76,900	RSP Permian, Inc.*	2,646,129
233,875	SRC Energy, Inc.*	2,231,167
		4,877,296
	Financial – 37.8%
70,618	American Equity Investment Life Holding Co.	2,083,937
54,389	Argo Group International Holdings Ltd.[1]	3,423,788
69,275	Columbia Banking System, Inc.	3,014,155
84,050	CVB Financial Corp.	2,005,433
63,196	Education Realty Trust, Inc. - REIT	2,205,540
72,950	Empire State Realty Trust, Inc. - Class A - REIT	1,462,648
35,075	FCB Financial Holdings, Inc. - Class A*	1,638,003
89,750	First Financial Bancorp	2,450,175
70,035	First Industrial Realty Trust, Inc. - REIT	2,162,681
92,300	First Midwest Bancorp, Inc.	2,131,207
112,847	FNB Corp.	1,522,306
81,951	Healthcare Realty Trust, Inc. - REIT	2,642,100
119,965	Hope Bancorp, Inc.	2,213,354

Chartwell Small Cap Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	Financial (Continued)
44,373	Independent Bank Group, Inc.	$2,791,062
63,812	Kite Realty Group Trust - REIT	1,192,646
32,909	McGrath RentCorp	1,471,032
55,700	Pebblebrook Hotel Trust - REIT	1,986,262
23,925	Pinnacle Financial Partners, Inc.	1,583,835
84,180	PRA Group, Inc.*	2,348,622
21,417	PS Business Parks, Inc. - REIT	2,834,112
55,100	Renasant Corp.	2,281,140
62,452	Selective Insurance Group, Inc.	3,722,139
32,450	South State Corp.	2,922,122
72,267	Towne Bank/Portsmouth VA	2,420,945
28,480	UMB Financial Corp.	2,094,134
99,248	Umpqua Holdings Corp.	2,030,614
42,940	United Bankshares, Inc.	1,543,693
89,875	United Community Banks, Inc.	2,464,373
		62,642,058
	Health Care – 2.3%
32,938	Almost Family, Inc.*	1,457,506
50,782	Haemonetics Corp.*	2,415,192
		3,872,698
	Industrial – 17.5%
47,840	Altra Industrial Motion Corp.	2,291,536
39,625	Barnes Group, Inc.	2,579,191
30,143	EnPro Industries, Inc.	2,524,175
67,965	ESCO Technologies, Inc.	3,938,572
38,375	Franklin Electric Co., Inc.	1,746,063
39,725	Hub Group, Inc. - Class A*	1,720,093
79,500	ITT Corp.	3,707,880
52,875	Korn/Ferry International	2,211,761
17,305	Rogers Corp.*	2,631,744
44,650	Saia, Inc.*	2,893,320
98,125	TrueBlue, Inc.*	2,659,187
		28,903,522
	Technology – 9.8%
65,015	Acxiom Corp.*	1,635,777
52,999	Diodes, Inc.*	1,819,986
122,525	Integrated Device Technology, Inc.*	3,806,852
69,500	ManTech International Corp. - Class A	3,225,495
55,840	Plexus Corp.*	3,430,251
55,412	Progress Software Corp.	2,345,590
		16,263,951

Chartwell Small Cap Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	Utilities – 6.7%
29,279	Avista Corp.	$1,529,535
26,987	Black Hills Corp.	1,761,172
42,545	El Paso Electric Co.	2,446,337
48,463	NorthWestern Corp.	2,872,887
30,775	Southwest Gas Holdings, Inc.	2,535,552
		11,145,483
	Total Common Stocks (Cost $124,064,246)	161,534,372

	Short-Term Investments – 3.5%
5,870,451	Fidelity Investments Money Market Funds Government Portfolio-Institutional Class, 0.92%[2]	5,870,451

	Total Short-Term Investments (Cost $5,870,451)	5,870,451

	Total Investments – 101.1% (Cost $129,934,697)	$167,404,823
	Liabilities in Excess of Other Assets – (1.1)%	(1,867,164)

	Total Net Assets – 100.0%	$165,537,659

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund

SUMMARY OF INVESTMENTS

As of October 31, 2017 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financial	37.8%
Industrial	17.5%
Technology	9.8%
Consumer, Cyclical	9.6%
Basic Materials	7.1%
Utilities	6.7%
Energy	3.0%
Consumer, Non-cyclical	2.4%
Health Care	2.3%
Communications	1.4%
Total Common Stocks	97.6%
Short-Term Investments	3.5%
Total Investments	101.1%
Liabilities in Excess of Other Assets	(1.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Chartwell Short Duration High Yield Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2017

Principal Amount		Value

	Corporate Bonds – 97.2%
	Basic Materials – 3.8%
	ArcelorMittal
$220,000	5.750%, 8/5/2020[1]	$238,700
734,000	6.000%, 3/1/2021[1]	803,730
305,000	Steel Dynamics, Inc. 5.125%, 10/1/2021[2]	313,006
		1,355,436
	Communications – 10.5%
	CenturyLink, Inc.
600,000	5.625%, 4/1/2020	625,500
355,000	6.450%, 6/15/2021	374,564
900,000	DISH DBS Corp. 5.125%, 5/1/2020	920,250
361,000	IAC/InterActiveCorp 4.875%, 11/30/2018[2]	361,614
965,000	T-Mobile USA, Inc. 6.125%, 1/15/2022[2]	1,003,600
387,000	TEGNA, Inc. 5.125%, 10/15/2019[2]	392,805
		3,678,333
	Consumer, Cyclical – 14.3%
970,000	Fiat Chrysler Automobiles N.V. 4.500%, 4/15/2020[1]	1,008,800
750,000	General Motors Co. 3.500%, 10/2/2018	760,797
815,000	GLP Capital LP / GLP Financing II, Inc. 4.375%, 4/15/2021	851,675
375,000	Group 1 Automotive, Inc. 5.000%, 6/1/2022[2]	387,075
970,000	Lennar Corp. 4.500%, 11/15/2019[2]	1,000,313
960,000	MGM Resorts International 8.625%, 2/1/2019	1,028,400
		5,037,060
	Consumer, Non-cyclical – 14.4%
970,000	ADT Corp. 6.250%, 10/15/2021	1,073,189
955,000	Centene Corp. 5.625%, 2/15/2021[2]	990,812
970,000	HCA, Inc. 3.750%, 3/15/2019	984,550
970,000	Nielsen Finance LLC / Nielsen Finance Co. 5.000%, 4/15/2022[2,3]	999,100

Chartwell Short Duration High Yield Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Principal Amount		Value

	CORPORATE BONDS (Continued)
	Consumer, Non-cyclical (Continued)
$970,000	Tenet Healthcare Corp. 6.000%, 10/1/2020	$1,018,500
		5,066,151
	Energy – 14.2%
970,000	Antero Resources Corp. 5.375%, 11/1/2021[2]	995,463
940,000	DCP Midstream Operating LP 2.500%, 12/1/2017[2]	940,000
970,000	Energy Transfer Equity LP 7.500%, 10/15/2020	1,091,250
945,000	Sabine Pass Liquefaction LLC 5.625%, 2/1/2021[2]	1,025,093
925,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.125%, 11/15/2019[2]	934,250
		4,986,056
	Financial – 27.1%
900,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, 10/30/2020[1]	956,014
970,000	Aircastle Ltd. 6.250%, 12/1/2019[1]	1,037,900
895,000	CIT Group, Inc. 5.375%, 5/15/2020	959,887
935,000	Equinix, Inc. 5.375%, 1/1/2022[2]	976,916
305,000	GFI Group, Inc. 8.375%, 7/19/2018	315,675
960,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp. 6.000%, 8/1/2020[2]	990,000
955,000	Navient Corp. 5.500%, 1/15/2019	984,844
900,000	NewStar Financial, Inc. 7.250%, 5/1/2020[2]	936,000
430,000	SLM Corp. 5.125%, 4/5/2022[2]	445,588
970,000	Starwood Property Trust, Inc. 5.000%, 12/15/2021[2]	1,016,075
900,000	Vereit Operating Partnership LP 3.000%, 2/6/2019[2]	907,415
		9,526,314
	Industrial – 5.8%
970,000	Arconic, Inc. 5.400%, 4/15/2021[2]	1,041,237

Chartwell Short Duration High Yield Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Principal Amount		Value

	CORPORATE BONDS (Continued)
	Industrial (Continued)
$970,000	CNH Industrial Capital LLC 4.375%, 11/6/2020	$1,016,996
		2,058,233
	Technology – 4.0%
760,000	Dell International LLC / EMC Corp. 5.875%, 6/15/2021[2,3]	795,931
625,000	Pitney Bowes, Inc. 3.625%, 10/1/2021[2]	609,061
		1,404,992
	Utilities – 3.1%
	AES Corp.
236,000	8.000%, 6/1/2020	269,040
735,000	7.375%, 7/1/2021[2]	836,063
		1,105,103
	Total Corporate Bonds (Cost $33,960,343)	34,217,678

Number of Shares

	Short-Term Investments – 2.5%
863,935	Fidelity Investments Money Market Funds Government Portfolio-Institutional Class, 0.92%[4]	863,935

	Total Short-Term Investments (Cost $863,935)	863,935

	Total Investments – 99.7% (Cost $34,824,278)	$35,081,613
	Other Assets in Excess of liabilities – 0.3%	109,028

	Total Net Assets – 100.0%	$35,190,641

LP – Limited Partnership

LLC – Limited Liability Company

[1]	Foreign security denominated in U.S. Dollars.
[2]	Callable.
[3]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $1,795,031.
[4]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Chartwell Short Duration High Yield Fund

SUMMARY OF INVESTMENTS

As of October 31, 2017 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Financial	27.1%
Consumer, Non-cyclical	14.4%
Consumer, Cyclical	14.3%
Energy	14.2%
Communications	10.5%
Industrial	5.8%
Technology	4.0%
Basic Materials	3.8%
Utilities	3.1%
Total Corporate Bonds	97.2%
Short-Term Investments	2.5%
Total Investments	99.7%
Other Assets in Excess of liabilities	0.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Chartwell Small Cap Growth

SCHEDULE OF INVESTMENTS

As of October 31, 2017

Number of Shares		Value

	Common Stocks – 95.5%
	Basic Materials – 4.7%
1,777	Chemours Co.	$100,596
1,193	KMG Chemicals, Inc.	65,770
2,993	Kronos Worldwide, Inc.	78,746
446	Quaker Chemical Corp.	69,273
		314,385
	Broadcaster/Communications – 0.5%
2,156	Gray Television, Inc.*	33,569

	Communications Software – 3.4%
749	LogMeIn, Inc.	90,667
776	Proofpoint, Inc.*	71,710
1,629	RingCentral, Inc. - Class A*	68,662
		231,039
	Consumer, Cyclical – 18.2%
2,452	Boyd Gaming Corp.	71,672
621	Burlington Stores, Inc.*	58,306
1,277	Camping World Holdings, Inc. - Class A	53,659
586	Children's Place, Inc.	63,757
688	Copa Holdings S.A. - Class A1	84,755
6,677	Eldorado Resorts, Inc.*	171,599
3,409	Extended Stay America, Inc.	67,566
951	Five Below, Inc.*	52,543
2,895	ILG, Inc.	85,895
2,951	Lumber Liquidators Holdings, Inc.*	90,832
1,705	PetIQ, Inc.*	41,022
2,401	Pinnacle Entertainment, Inc.*	62,114
2,352	REV Group, Inc.	60,681
1,782	Scientific Games Corp. - Class A*	84,823
904	Sonic Corp.	22,962
1,442	Texas Roadhouse, Inc.	72,114
609	Thor Industries, Inc.	82,958
		1,227,258
	Consumer, Non-cyclical – 2.6%
3,479	Nomad Foods Ltd.*1	52,533
2,036	On Assignment, Inc.*	124,644
		177,177
	Energy – 1.0%
2,522	Matador Resources Co.*	66,959

	Financial – 14.0%
1,400	American Equity Investment Life Holding Co.	41,314
1,959	CenterState Banks, Inc.	52,188
602	CyrusOne, Inc. - REIT	36,957

Chartwell Small Cap Growth

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	Financial (Continued)
2,348	Easterly Government Properties, Inc. - REIT	$47,242
1,779	Essent Group Ltd.*1	75,821
954	Evercore Partners, Inc. - Class A	76,416
5,375	MGM Growth Properties LLC - Class A - REIT	158,616
1,599	Moelis & Co.	68,357
1,765	Pacific Premier Bancorp, Inc.*	71,306
659	Selective Insurance Group, Inc.	39,276
6,266	SLM Corp.*	66,357
979	WageWorks, Inc.*	62,411
664	Webster Financial Corp.	36,513
1,980	Western Alliance Bancorp*	110,484
		943,258
	Health Care – 21.0%
2,057	Acadia Healthcare Co., Inc.*	64,507
113	Aerie Pharmaceuticals, Inc.*	6,978
515	Biohaven Pharmaceutical Holding Co., Ltd.*1	15,481
192	Bluebird Bio, Inc.*	26,707
906	Charles River Laboratories International, Inc.*	105,359
887	Clovis Oncology, Inc.*	66,853
520	Esperion Therapeutics, Inc.*	23,785
997	Exact Sciences Corp.*	54,825
1,758	G1 Therapeutics, Inc.*	41,542
831	Global Blood Therapeutics, Inc.*	33,074
987	Grand Canyon Education, Inc.*	88,346
996	Halyard Health, Inc.*	41,981
1,017	HealthSouth Corp.	46,924
2,791	Heron Therapeutics, Inc.*	42,842
565	ICON PLC*1	67,156
3,125	Ignyta, Inc.*	48,125
1,977	Insmed, Inc.*	53,399
962	Integra LifeSciences Holdings Corp.*	45,002
365	Molina Healthcare, Inc.*	24,758
619	MyoKardia, Inc.*	23,801
1,162	Neurocrine Biosciences, Inc.*	72,172
1,727	Nightstar Therapeutics PLC - ADR*	37,908
616	PRA Health Sciences, Inc.*	50,161
594	Puma Biotechnology, Inc.*	75,616
301	Sage Therapeutics, Inc.*	19,047
2,168	Sarepta Therapeutics, Inc.*	106,904
377	Spark Therapeutics, Inc.*	30,499
2,168	Tivity Health, Inc.*	100,270
		1,414,022

Chartwell Small Cap Growth

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	Industrial – 15.0%
1,041	Belden, Inc.	$83,186
799	BWX Technologies, Inc.	47,876
971	Coherent, Inc.*	255,092
868	HEICO Corp.	78,710
2,615	II-VI, Inc.*	118,198
485	Kadant, Inc.	55,096
2,300	KEMET Corp.*	59,087
1,742	Keysight Technologies, Inc.*	77,815
1,925	MasTec, Inc.*	83,834
724	NV5 Global, Inc.*	42,064
1,117	TopBuild Corp.*	73,711
533	Trinseo S.A.[1]	37,843
		1,012,512
	Internet Software – 0.4%
115	Stamps.com, Inc.*	25,806

	Technology – 14.7%
518	Advanced Energy Industries, Inc.*	43,885
1,102	Brooks Automation, Inc.	37,898
3,041	Callidus Software, Inc.*	77,089
429	Cavium, Inc.*	29,597
1,740	InterXion Holding N.V.*1	92,899
1,614	Mercury Systems, Inc.*	81,458
653	MKS Instruments, Inc.	70,948
761	Monolithic Power Systems, Inc.	92,591
589	Paycom Software, Inc.*	48,416
2,038	Take-Two Interactive Software, Inc.*	225,505
344	Ultimate Software Group, Inc.*	69,691
514	Universal Display Corp.	75,301
1,099	Varonis Systems, Inc.*	47,916
		993,194
	Total Common Stocks (Cost $6,179,761)	6,439,179

	Short-Term Investments – 4.3%
290,378	Fidelity Investments Money Market Funds Government Portfolio-Institutional Class, 0.92%[2]	290,378

	Total Short-Term Investments (Cost $290,378)	290,378

Chartwell Small Cap Growth

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Value

Total Investments – 99.8% (Cost $6,470,139)	$6,729,557
Other Assets in Excess of liabilities – 0.2%	14,486

Total Net Assets – 100.0%	$6,744,043

ADR – American Depositary Receipt

LLC – Limited Liability Company

PLC – Public Limited Company

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Chartwell Small Cap Growth

SUMMARY OF INVESTMENTS

As of October 31, 2017 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Health Care	21.0%
Consumer, Cyclical	18.2%
Industrial	15.0%
Technology	14.7%
Financial	14.0%
Basic Materials	4.7%
Communications Software	3.4%
Consumer, Non-cyclical	2.6%
Energy	1.0%
Broadcaster/Communications	0.5%
Internet Software	0.4%
Total Common Stocks	95.5%
Short-Term Investments	4.3%
Total Investments	99.8%
Other Assets in Excess of liabilities	0.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2017

	Berwyn Fund	Berwyn Income Fund	Chartwell Mid Cap Value Fund

Assets:
Investments in unaffiliated issuers, at cost	$95,777,311	$1,644,555,296	$22,080,839
Investments in affiliated issuers, at cost	-	28,791,698	-
Total Investments, at cost	$95,777,311	$1,673,346,994	$22,080,839
Investments in unaffiliated users, at value	$111,006,880	$1,685,288,068	$23,317,569
Investments in affiliated issuers, at value	-	21,269,824	-
Total Investments, at value	111,006,880	1,706,557,892	23,317,569
Receivables:
Investment securities sold	182,577	953,452	-
Fund shares sold	30,049	864,301	-
Dividends and interest	44,320	12,049,345	7,210
Prepaid expenses	5,724	54,381	78
Deferred offering costs	-	-	-
Total assets	111,269,550	1,720,479,371	23,324,857

Liabilities:
Payables:
Investment securities purchased	68,846	45,599,535	-
Fund shares redeemed	145,608	1,991,118	6,667
Advisory fees	98,693	602,149	7,035
Auditing fees	15,066	18,666	14,928
Transfer agent fees and expenses	13,458	150,703	6,028
Fund accounting fees	10,690	75,270	7,052
Fund administration fees	10,016	129,343	3,933
Custody fees	2,505	11,195	744
Legal fees	2,365	2,073	1,605
Trustees' fees and expenses	1,950	1,745	1,550
Chief Compliance Officer fees	29	-	45
Offering costs	-	-	-
Accrued other expenses	2,440	37,949	877
Total liabilities	371,666	48,619,746	50,464

Net Assets	$110,897,884	$1,671,859,625	$23,274,393

Components of Net Assets:
Paid-in Capital (par value of $0.01 per share with an
unlimited number of shares authorized)	$81,198,310	$1,593,740,502	$17,625,599
Accumulated net investment income (loss)	-	1,952,247	129,671
Accumulated net realized gain (loss) on investments	14,470,005	42,955,978	4,282,393
Net unrealized appreciation on investments	15,229,569	33,210,898	1,236,730
Net Assets	$110,897,884	$1,671,859,625	$23,274,393

Number of shares issued and outstanding	3,349,387	121,127,810	1,254,649
Net asset value, offering and redemption price per share	$33.11	$13.80	$18.55

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued

As of October 31, 2017

	Chartwell Small Cap Value Fund	Chartwell Short Duration High Yield Fund	Chartwell Small Cap Growth Fund

Assets:
Investments in unaffiliated issuers, at cost	$129,934,697	$34,824,278	$6,470,139
Investments in affiliated issuers, at cost	-	-	-
Total Investments, at cost	$129,934,697	$34,824,278	$6,470,139
Investments in unaffiliated users, at value	$167,404,823	$35,081,613	$6,729,557
Investments in affiliated issuers, at value	-	-	-
Total Investments, at value	167,404,823	35,081,613	6,729,557
Receivables:
Investment securities sold	-	-	96,086
Fund shares sold	61,357	-	-
Dividends and interest	74,558	451,221	928
Prepaid expenses	756	12,337	430
Deferred offering costs	-	-	42,382
Total assets	167,541,494	35,545,171	6,869,383

Liabilities:
Payables:
Investment securities purchased	1,761,127	315,300	54,670
Fund shares redeemed	34,213	-	1,441
Advisory fees	127,066	375	26,247
Auditing fees	15,130	17,796	12,030
Transfer agent fees and expenses	16,413	5,031	4,717
Fund accounting fees	13,255	7,382	5,462
Fund administration fees	14,292	4,531	3,860
Custody fees	3,097	1,041	2,424
Legal fees	1,639	416	917
Trustees' fees and expenses	1,600	1,927	1,436
Chief Compliance Officer fees	387	35	-
Offering costs	-	-	10,000
Accrued other expenses	15,616	696	2,136
Total liabilities	2,003,835	354,530	125,340

Net Assets	$165,537,659	$35,190,641	$6,744,043

Components of Net Assets:
Paid-in Capital (par value of $0.01 per share with an
unlimited number of shares authorized)	$121,071,597	$35,640,925	$6,565,362
Accumulated net investment income (loss)	228,474	-	(4,359)
Accumulated net realized gain (loss) on investments	6,767,462	(707,619)	(76,378)
Net unrealized appreciation on investments	37,470,126	257,335	259,418
Net Assets	$165,537,659	$35,190,641	$6,744,043

Number of shares issued and outstanding	8,249,339	3,621,988	631,165
Net asset value, offering and redemption price per share	$20.07	$9.72	$10.69

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year or Period Ended October 31, 2017

	Berwyn Fund	Berwyn Income Fund	Chartwell Mid Cap Value Fund

Investment Income:
Dividends (net of foreign withholding taxes of $0, $255,160 and $1,388, respectively)	$693,120	$14,741,483	$467,975
Dividends from affiliated investments	-	540,098	-
Interest	102,582	26,247,621	9,675
Total investment income	795,702	41,529,202	477,650

Expenses:
Advisory fees	1,201,299	8,598,394	188,480
Transfer agent fees and expenses	84,957	1,215,919	28,278
Fund administration fees	66,486	863,226	25,623
Fund accounting fees	43,432	301,609	29,231
Registration fees	33,971	90,312	32,968
Trustees' fees and expenses	25,468	29,388	25,010
Custody fees	22,698	127,657	9,551
Legal fees	15,263	60,746	15,809
Auditing fees	14,969	18,469	15,246
Shareholder reporting fees	11,901	130,917	3,685
Offering costs	9,565	9,565	9,565
Miscellaneous	4,948	23,843	5,037
Chief Compliance Officer fees	3,224	3,254	3,224
Insurance fees	1,300	28,201	1,275

Total expenses	1,539,481	11,501,500	392,982
Advisory fees waived	(73,898)	(495,558)	(128,732)
Other expenses absorbed by the Advisor	-	-	-
Net expenses	1,465,583	11,005,942	264,250
Net investment income (loss)	(669,881)	30,523,260	213,400

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	15,458,943	43,598,554	4,288,894
Affiliated investments	-	46,088	-
Net realized gain (loss)	15,458,943	43,644,642	4,288,894
Net change in unrealized appreciation/depreciation:
Investments	11,308,266	(5,971,234)	58,935
Affiliated investments	-	(512,424)	-
Net change in unrealized appreciation/depreciation	11,308,266	(6,483,658)	58,935
Net realized and unrealized gain on investments and affiliated investments	26,767,209	37,160,984	4,347,829

Net Increase in Net Assets from Operations	$26,097,328	$67,684,244	$4,561,229

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS - Continued

For the Year or Period Ended October 31, 2017

	Chartwell Small Cap Value Fund	Chartwell Short Duration High Yield Fund	Chartwell Small Cap Growth Fund*

Investment Income:
Dividends (net of foreign withholding taxes of $0, $0 and $0, respectively)	$2,255,155	$-	$2,663
Dividends from affiliated investments	-	-	-
Interest	18,780	964,677	1,185
Total investment income	2,273,935	964,677	3,848

Expenses:
Advisory fees	1,612,168	118,341	7,732
Transfer agent fees and expenses	54,458	16,286	7,118
Fund administration fees	75,037	25,521	9,073
Fund accounting fees	51,378	28,290	9,125
Registration fees	33,418	22,782	-
Trustees' fees and expenses	25,207	24,501	19,804
Custody fees	24,256	9,008	8,208
Legal fees	19,007	16,254	1,773
Auditing fees	15,089	17,600	12,030
Shareholder reporting fees	43,045	3,500	1,587
Offering costs	-	-	25,467
Miscellaneous	6,757	3,101	2,955
Chief Compliance Officer fees	2,474	3,213	-
Insurance fees	3,620	1,248	145

Total expenses	1,965,914	289,645	105,017
Advisory fees waived	(155,138)	(118,341)	(7,732)
Other expenses absorbed by the Advisor	-	(19,614)	(85,913)
Net expenses	1,810,776	151,690	11,372
Net investment income (loss)	463,159	812,987	(7,524)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	9,543,327	185,225	(76,378)
Affiliated investments	-	-	-
Net realized gain (loss)	9,543,327	185,225	(76,378)
Net change in unrealized appreciation/depreciation:
Investments	26,233,454	12,660	259,418
Affiliated investments	-	-	-
Net change in unrealized appreciation/depreciation	26,233,454	12,660	259,418
Net realized and unrealized gain on investments and affiliated investments	35,776,781	197,885	183,040

Net Increase in Net Assets from Operations	$36,239,940	$1,010,872	$175,516

*	The Fund commenced operations on June 16, 2017.

See accompanying Notes to Financial Statements.

Berwyn Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2017	For the Period January 1, 2016 through October 31, 2016*	For the Year Ended December 31, 2015

Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(669,881)	$(429,897)	$(1,166,025)
Net realized gain on investments	15,458,943	14,788,727	4,469,337
Net change in unrealized appreciation/depreciation on investments	11,308,266	(637,022)	(38,532,858)
Net increase (decrease) in net assets resulting from operations	26,097,328	13,721,808	(35,229,546)

Distributions to Shareholders:
From net realized gain	(14,231,617)	-	(3,673,986)
Total distributions to shareholders	(14,231,617)	-	(3,673,986)

Capital Transactions:
Net proceeds from shares sold	11,337,264	5,817,440	22,602,457
Reinvestment of distributions	14,002,790	-	3,606,760
Cost of shares redeemed[1]	(46,353,001)	(68,082,374)	(164,817,956)
Net decrease in net assets from capital transactions	(21,012,947)	(62,264,934)	(138,608,739)

Total decrease in net assets	(9,147,236)	(48,543,126)	(177,512,271)

Net Assets:
Beginning of period	120,045,120	168,588,246	346,100,517
End of period	$110,897,884	$120,045,120	$168,588,246

Accumulated net investment income (loss)	$-	$-	$-

Capital Share Transactions:
Shares sold	352,661	214,515	732,929
Shares reinvested	451,121	-	133,091
Shares redeemed	(1,486,055)	(2,512,854)	(5,421,903)
Net decrease from capital share transactions	(682,273)	(2,298,339)	(4,555,883)

*	Fiscal year changed to October 31, effective September 30, 2016.
[1]	Net of redemption fee proceeds of $1,363, $702 and $14,168, respectively.

See accompanying Notes to Financial Statements.

Berwyn Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2017	For the Period January 1, 2016 through October 31, 2016*	For the Year Ended December 31, 2015

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$30,523,260	$24,927,143	$48,269,857
Net realized gain (loss) on investments	43,644,642	58,195,732	(22,163,466)
Net change in unrealized appreciation/depreciation on investments	(6,483,658)	41,482,127	(93,887,494)
Net Increase from Payment by Advisor due to the Disposal
of Investments in Violation of Investment Restrictions (Note 3)	-	-	0 **
Net increase (decrease) in net assets resulting from operations	67,684,244	124,605,002	(67,781,103)

Distributions to Shareholders:
From net investment income	(27,904,142)	(24,459,125)	(48,929,980)
From net realized gains	(18,928,645)	-	(366,480)
Total distributions to shareholders	(46,832,787)	(24,459,125)	(49,296,460)

Capital Transactions:
Net proceeds from shares sold	316,338,992	252,050,387	308,146,677
Reinvestment of distributions	44,912,261	23,263,595	46,909,791
Cost of shares redeemed[1]	(421,566,528)	(406,229,835)	(1,069,327,623)
Net decrease in net assets from capital transactions	(60,315,275)	(130,915,853)	(714,271,155)

Total decrease in net assets	(39,463,818)	(30,769,976)	(831,348,718)

Net Assets:
Beginning of period	1,711,323,443	1,742,093,419	2,573,442,137
End of period	$1,671,859,625	$1,711,323,443	$1,742,093,419

Accumulated net investment income (loss)	$1,952,247	$-	$(319,580)

Capital Share Transactions:
Shares sold	23,015,447	18,923,778	22,916,492
Shares reinvested	3,284,678	1,739,902	3,562,044
Shares redeemed	(30,656,603)	(30,763,981)	(79,999,142)
Net decrease from capital share transactions	(4,356,478)	(10,100,301)	(53,520,606)

*	Fiscal year changed to October 31, effective September 30, 2016.
**	See Note 3.
[1]	Net of redemption fee proceeds of $6,372, $19,137 and $145,207, respectively.

See accompanying Notes to Financial Statements.

Chartwell Mid Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2017	For the Period January 1, 2016 through October 31, 2016*	For the Year Ended December 31, 2015

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$213,400	$244,614	$150,303
Net realized gain (loss) on investments	4,288,894	982,911	(576,020)
Net change in unrealized appreciation/depreciation on investments	58,935	1,346,024	(2,614,682)
Net increase (decrease) in net assets resulting from operations	4,561,229	2,573,549	(3,040,399)

Distributions to Shareholders:
From net investment income	(325,588)	-	(150,267)
From net realized gains	(396,077)	-	-
Total distributions to shareholders	(721,665)	-	(150,267)

Capital Transactions:
Net proceeds from shares sold	5,057,276	2,037,411	1,890,834
Reinvestment of distributions	719,293	-	148,955
Cost of shares redeemed[1]	(5,053,503)	(2,716,085)	(3,628,588)
Net increase (decrease) in net assets from capital transactions	723,066	(678,674)	(1,588,799)

Total increase (decrease) in net assets	4,562,630	1,894,875	(4,779,465)

Net Assets:
Beginning of period	18,711,763	16,816,888	21,596,353
End of period	$23,274,393	$18,711,763	$16,816,888

Accumulated net investment income	$129,671	$244,614	$36

Capital Share Transactions:
Shares sold	292,489	135,488	133,014
Shares reinvested	43,149	-	11,100
Shares redeemed	(291,363)	(188,515)	(245,288)
Net increase (decrease) from capital share transactions	44,275	(53,027)	(101,174)

*	Fiscal year changed to October 31, effective September 30, 2016.
[1]	Net of redemption fee proceeds of $437, $5 and $10, respectively.

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$463,159	$1,022,561
Net realized gain (loss) on investments	9,543,327	(2,529,399)
Net change in unrealized appreciation/depreciation on investments	26,233,454	11,345,303
Net increase in net assets resulting from operations	36,239,940	9,838,465

Distributions to Shareholders:
From net investment income:
Class A2	-	(20,242)
Class I	(883,350)	(1,032,884)
From net realized gain:
Class A2	-	(2,656)
Class I	-	(92,849)
Total distributions to shareholders	(883,350)	(1,148,631)

Capital Transactions:
Net proceeds from shares sold:
Class A2	-	306,287
Class I	35,615,660	38,474,531
Reinvestment of distributions:
Class A2	-	22,468
Class I	759,694	1,047,926
Cost of shares redeemed:
Class A2	-	(4,487,642)
Class I1	(68,976,168)[2]	(33,483,627)
Net increase (decrease) in net assets from capital transactions	(32,600,814)	1,879,943

Total increase in net assets	2,755,776	10,569,777

Net Assets:
Beginning of year	162,781,883	152,212,106
End of year	$165,537,659	$162,781,883

Accumulated net investment income	$228,474	$648,665

Capital Share Transactions:
Shares sold:
Class A2	-	20,734
Class I	1,909,179	2,504,823
Shares reinvested:
Class A2	-	1,546
Class I	40,174	71,727
Shares redeemed:
Class A2	-	(293,565)
Class I	(3,719,094)	(2,184,088)
Net increase (decrease) in capital share transactions	(1,769,741)	121,177

[1]	Net of redemption fee proceeds of $159 and $9,782, respectively.
[2]	Class A shares liquidated on June 30, 2016.

See accompanying Notes to Financial Statements.

Chartwell Short Duration High Yield Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$812,987	$710,536
Net realized gain (loss) on investments	185,225	(886,709)
Net change in unrealized appreciation/depreciation on investments	12,660	1,056,909
Net increase in net assets resulting from operations	1,010,872	880,736

Distributions to Shareholders:
From net investment income:
Class A1	-	(6,697)
Class I	(825,642)	(708,093)
From net realized gains:
Class A1	-	(3,237)
Class I	-	(43,905)
Total distributions to shareholders	(825,642)	(761,932)

Capital Transactions:
Net proceeds from shares sold:
Class I	14,200,961	3,456,039
Reinvestment of distributions:
Class A1	-	9,934
Class I	787,297	675,424
Cost of shares redeemed:
Class A1	-	(1,324,940)
Class I	(1,332,338)	(2,526,032)
Net increase in net assets from capital transactions	13,655,920	290,425

Total increase in net assets	13,841,150	409,229

Net Assets:
Beginning of year	21,349,491	20,940,262
End of year	$35,190,641	$21,349,491

Accumulated net investment income	$-	$-

Capital Share Transactions:
Shares sold:
Class I	1,459,672	371,848
Shares reinvested:
Class A1	-	1,066
Class I	81,317	71,890
Shares redeemed:
Class A1	-	(143,996)
Class I	(137,520)	(267,684)
Net increase in capital share transactions	1,403,469	33,124

[1]	Class A shares liquidated on January 15, 2016.

See accompanying Notes to Financial Statements.

Chartwell Small Cap Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

For the Period June 16, 2017* through October 31, 2017

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$(7,524)
Net realized loss on investments	(76,378)
Net change in unrealized appreciation/depreciation on investments	259,418
Net increase in net assets resulting from operations	175,516

Capital Transactions:
Net proceeds from shares sold	6,573,081
Cost of shares redeemed	(4,554)
Net increase in net assets from capital transactions	6,568,527

Total increase in net assets	6,744,043

Net Assets:
Beginning of period	-
End of period	$6,744,043

Accumulated net investment loss	$(4,359)

Capital Share Transactions:
Shares sold	631,594
Shares redeemed	(429)
Net increase in capital share transactions	631,165

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Berwyn Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

			For the Year Ended December 31,
	For the Year Ended October 31, 2017	For the Period January 1, 2016 through October 31, 2016*	2015	2014	2013	2012
Net asset value, beginning of period	$29.78	$26.63	$31.79	$39.68	$32.02	$28.76
Income from Investment Operations:
Net investment income (loss)[1]	(0.17)	(0.09)	(0.18)	(0.13)	(0.08)	0.06
Net realized and unrealized
gain (loss) on investments	7.14	3.24	(4.39)	(1.64)	11.46	5.25
Total from investment operations	6.97	3.15	(4.57)	(1.77)	11.38	5.31

Less Distributions:
From net investment income	-	-	-	-	-	(0.06)
From net realized gain	(3.64)	-	(0.59)	(6.12)	(3.73)	(2.01)
Total distributions	(3.64)	-	(0.59)	(6.12)	(3.73)	(2.07)

Redemption fee proceeds	- [1,2]	- [1,2]	- [2]	- [2]	0.01	0.02

Net asset value, end of period	$33.11	$29.78	$26.63	$31.79	$39.68	$32.02

Total return[3]	24.22%	11.83%[4]	(14.41)%	(4.62)%	35.58%	18.67%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$110,898	$120,045	$168,588	$346,101	$518,888	$301,639

Ratio of expenses to average net assets:
Before fees waived	1.28%	1.33%[5]	1.22%	1.16%	1.18%	1.19%
After fees waived	1.22%	1.28%[5,6]	1.22%	1.16%	1.18%	1.19%
Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.62)%	(0.44)%[5]	(0.44)%	(0.33)%	(0.23)%	0.20%
After fees waived	(0.56)%	(0.39)%[5]	(0.44)%	(0.33)%	(0.23)%	0.20%

Portfolio turnover rate	27%	13%[4]	11%	17%	29%	30%

[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.
[6]	Effective May 1, 2016, the advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.22% of the average daily net assets of the Fund’s shares. Please see Note 3 for more information.
*	Fiscal year changed to October 31, effective September 30, 2016.

See accompanying Notes to Financial Statements.

Berwyn Income Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

			For the Year Ended December 31,
	For the Year Ended October 31, 2017	For the Period January 1, 2016 through October 31, 2016*	2015	2014	2013	2012
Net asset value, beginning of period	$13.64	$12.85	$13.61	$14.01	$13.15	$12.87
Income from Investment Operations:
Net investment income[1]	0.24	0.19	0.31	0.32	0.30	0.38
Net realized and unrealized gain (loss) on investments	0.29	0.79	(0.76)	0.15	1.76	0.63
Total from investment operations	0.53	0.98	(0.45)	0.47	2.06	1.01

Less Distributions:
From net investment income	(0.22)	(0.19)	(0.31)	(0.34)	(0.30)	(0.38)
From net realized gain	(0.15)	-	- [2]	(0.53)	(0.90)	(0.35)
Total distributions	(0.37)	(0.19)	(0.31)	(0.87)	(1.20)	(0.73)

Redemption fee proceeds	- [1,2]	- [1,2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$13.80	$13.64	$12.85	$13.61	$14.01	$13.15

Total return[3]	3.98%	7.68%[4]	(3.30)%[5]	3.32%	15.83%	7.96%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,671,860	$1,711,323	$1,742,093	$2,573,442	$2,117,384	$1,446,735

Ratio of expenses to average net assets:
Before fees waived	0.67%	0.67%[6]	0.64%	0.61%	0.63%	0.64%
After fees waived	0.64%	0.66%[6,7]	0.64%	0.61%	0.63%	0.64%
Ratio of net investment income to average net assets:
Before fees waived	1.75%	1.74%[6]	2.18%	2.28%	2.22%	2.85%
After fees waived	1.78%	1.75%[6]	2.18%	2.28%	2.22%	2.85%

Portfolio turnover rate	69%	72%[4]	45%	45%	64%	51%

[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	The Fund received payment from the Advisor of $1,601,595 for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced the total return by 0.07% (Note 3).
[6]	Annualized.
[7]	Effective May 1, 2016, the advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.64% of the average daily net assets of the Fund’s shares. Please see Note 3 for more information.
*	Fiscal year changed to October 31, effective September 30, 2016.

See accompanying Notes to Financial Statements.

Chartwell Mid Cap Value Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

			For the Year Ended December 31,
	For the Year Ended October 31, 2017	For the Period January 1, 2016 through October 31, 2016*	2015	2014	2013	2012
Net asset value, beginning of period	$15.46	$13.31	$15.83	$17.62	$13.95	$12.93
Income from Investment Operations:
Net investment income[1]	0.16	0.20	0.12	0.12	0.14	0.17
Net realized and unrealized
gain (loss) on investments	3.48	1.95	(2.52)	(0.28)	5.24	1.50
Total from investment operations	3.64	2.15	(2.40)	(0.16)	5.38	1.67

Less Distributions:
From net investment income	(0.25)	-	(0.12)	(0.12)	(0.14)	(0.17)
From net realized gain	(0.30)	-	-	(1.51)	(1.57)	(0.48)
Total distributions	(0.55)	-	(0.12)	(1.63)	(1.71)	(0.65)

Redemption fee proceeds	- [1,2]	- [1,2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$18.55	$15.46	$13.31	$15.83	$17.62	$13.95

Total return[3]	23.95%	16.15%[4]	(15.16)%	(0.97)%	38.64%	13.02%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$23,274	$18,712	$16,817	$21,596	$19,760	$13,790

Ratio of expenses to average net assets:
Before fees waived	1.71%	2.03%[5]	1.81%	1.68%	1.76%	1.89%
After fees waived	1.15%	1.19%[5,6]	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets:
Before fees waived	0.37%	0.81%[5]	0.24%	0.28%	0.34%	0.62%
After fees waived	0.93%	1.65%[5]	0.80%	0.71%	0.85%	1.26%

Portfolio turnover rate	159%	38%[4]	30%	38%	32%	22%

[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.
[6]	The Advisor has voluntarily agreeed to waive a portion of its fees and/or to reimburse the Fund for expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) above 1.15% through June 30, 2017, and the Advisor will not seek recoupment of any advisory fees waived or expenses absorbed during such period. Prior to May 1, 2016, the Advisor had contractually agreed to waive Management Fees and/or reimburse Fund expenses so that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses) did not exceed 1.25% of the Fund’s average daily net assets.

*	Fiscal year changed to October 31, effective September 30, 2016.

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.25	$15.38	$16.30	$15.23	$11.11
Income from Investment Operations:
Net investment income[1]	0.05	0.10	0.10	0.09	0.07
Net realized and unrealized gain (loss) on investments	3.86	0.89	(0.59)	1.40	4.05
Total from investment operations	3.91	0.99	(0.49)	1.49	4.12

Less Distributions:
From net investment income	(0.09)	(0.11)	(0.05)	(0.04)	-
From net realized gain	-	(0.01)	(0.38)	(0.39)	-
Total distributions	(0.09)	(0.12)	(0.43)	(0.43)	-

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	0.01	-

Net asset value, end of year	$20.07	$16.25	$15.38	$16.30	$15.23

Total return[3]	24.09%	6.51%	(3.06)%	10.06%	37.08%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$165,538	$162,782	$148,071	$136,081	$4,685

Ratio of expenses to average net assets:
Before fees waived and other expenses absorbed	1.14%	1.30%	1.48%	1.61%	3.17%[4]
After fees waived and other expenses absorbed	1.05%	1.05%	1.05%	1.05%	1.06%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and other expenses absorbed	0.18%	0.42%	0.17%	(0.01)%	(1.58)%[5]
After fees waived and other expenses absorbed	0.27%	0.67%	0.60%	0.55%	0.53%[5]

Portfolio turnover rate	39%	22%	21%	157%	25%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Includes excise tax expense. If this expense was excluded, the ratio of expenses to average net assets before fees waived would have been 3.16%; the ratio of expenses to average net assets after fees waived would have been 1.05%.
[5]	Includes excise tax expense. If this expense was excluded, the ratio of net investment income (loss) to average net assets before fees waived would have been (1.57)%; the ratio of net investment income (loss) to average net assets after fees waived would have been 0.54%.

See accompanying Notes to Financial Statements.

Chartwell Short Duration High Yield Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2017	2016	2015	For the Period July 15, 2014* through October 31, 2014
Net asset value, beginning of period	$9.62	$9.58	$9.92	$10.00
Income from Investment Operations:
Net investment income[1]	0.31	0.33	0.29	0.09
Net realized and unrealized gain (loss) on investments	0.11	0.06	(0.35)	(0.09)
Total from investment operations	0.42	0.39	(0.06)	0.00

Less Distributions:
From net investment income	(0.32)	(0.33)	(0.28)	(0.08)
From net realized gain	-	(0.02)	-	-
Total distributions	(0.32)	(0.35)	(0.28)	(0.08)

Net asset value, end of period	$9.72	$9.62	$9.58	$9.92

Total return[2]	4.42%	4.29%	(0.61)%	0.02%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$35,191	$21,349	$19,571	$10,580

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.16%	1.50%	2.15%	2.78%[4]
After fees waived and expenses absorbed	0.61%[6]	0.65%	0.52%[5]	0.00%[4,5]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.70%	2.66%	1.32%	0.10%[4]
After fees waived and expenses absorbed	3.25%	3.51%	2.95%	2.88%[4]

Portfolio turnover rate	62%	52%	40%	5%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	The Advisor waived its investment advisory fees and paid all of the Short Duration High Yield Fund’s operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) through January 15, 2015. For the period January 16, 2015 through March 6, 2015, the Advisor agreed to an initial expense limitation which increased by 0.02% per day until each class reached its respective full contractual expense limitations.
[6]	Effective August 11, 2017, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.49% of average daily net assets of the Fund. Prior to August 11, 2017, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.65% of average daily net assets of the Fund.

See accompanying Notes to Financial Statements.

Chartwell Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout the period.

For the Period June 16, 2017* through October 31, 2017

Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.03)
Net realized and unrealized gain on investments	0.72
Total from investment operations	0.69

Net asset value, end of period	$10.69

Total return[2]	6.90%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,744

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	11.54%[4]
After fees waived and expenses absorbed	1.25%[4]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(11.12)%[4]
After fees waived and expenses absorbed	(0.83)%[4]

Portfolio turnover rate	43%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Chartwell Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2017

Note 1 – Organization

Berwyn Fund, Berwyn Income Fund, Chartwell Mid Cap Value Fund (formerly known as the Berwyn Cornerstone Fund), Chartwell Small Cap Value Fund, Chartwell Short Duration High Yield Fund, and Chartwell Small Cap Growth Fund, (each a "Fund" and collectively the "Funds") are organized as a series of The Chartwell Funds, a Delaware statutory trust (the "Trust") which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Berwyn Income Fund, Chartwell Small Cap Value Fund, and Chartwell Small Cap Growth Fund are diversified funds. The Berwyn Fund, Chartwell Mid Cap Value Fund, and Chartwell Short Duration High Yield Fund are non-diversified funds.

The Berwyn Fund's primary investment objective is to seek long-term capital appreciation; current income is a secondary consideration. The Fund commenced investment operations on May 4, 1984.

The Berwyn Income Fund's primary investment objective is to provide investors with current income; seeking to preserve capital is a secondary consideration. The Fund commenced investment operations on September 3, 1987.

The Chartwell Mid Cap Value Fund's primary investment objective is to achieve long-term capital appreciation. The Fund commenced investment operations on May 1, 2002.

The Chartwell Small Cap Value Fund's primary investment objective is to seek long-term capital appreciation. The Fund's Class A shares commenced investment operations on November 9, 2011. The Fund's Class I shares commenced investment operations on March 16, 2012. Class A shares were liquidated on June 30, 2016. As of February 2017, the Class I classification has been removed.

The Chartwell Short Duration High Yield Fund's primary investment objective is to seek income and long-term capital appreciation. The Fund commenced investment operations on July 15, 2014, with two classes of shares, Class A and Class I. Class A shares were liquidated on January 15, 2016. As of February 2017, the Class I classification has been removed.

The Chartwell Small Cap Growth Fund's primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on June 16, 2017.

On July 17, 2017, the Berwyn Fund, Berwyn Income Fund, and Chartwell Mid Cap Value Fund, (each a "Successor Fund" and collectively the "Successor Funds") acquired all the assets and liabilities of the Berwyn Fund, Berwyn Income Fund, and Berwyn Cornerstone Fund, respectively, each a series of the Investment Managers Series Trust (each, a "IMST Predecessor Fund" and collectively the "IMST Predecessor Funds"). The IMST Predecessor Funds acquired all the assets and liabilities of the Berwyn Fund, Berwyn Income Fund, and Berwyn Cornerstone Fund, respectively, each a series of The Berwyn Funds, (the "Berwyn Funds Predecessor Funds") on April 29, 2016. On July 17, 2017, the Chartwell Small Cap Value Fund and Chartwell Short Duration High Yield Fund, (each a "Successor Fund" and collectively the "Successor Funds") acquired all the assets and liabilities of the Chartwell Small Cap Value Fund and Chartwell Short Duration High Yield Fund, respectively, each a series of the Investment Managers Series Trust (each, a "Predecessor Fund" and collectively the "Predecessor Funds"). Shareholders received equivalent shares of each corresponding Successor Fund. As a result of the reorganization, each Fund is the accounting successor of the Predecessor Fund and accordingly, the prior performance and financial history of the Predecessor Funds is included in these financial statements.

Chartwell Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2017

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter ("OTC") market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund's Advisor, as defined in Note 3, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Berwyn Fund, Berwyn Income Fund and Chartwell Mid Cap Value Fund each incurred offering costs relating to the reorganization from the Berwyn Funds into Investment Managers Series Trust of approximately $18,583, which were amortized over a one-year period from April 29, 2016.

Chartwell Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2017

The Chartwell Small Cap Growth Fund incurred offering costs of approximately $67,849, which are being amortized over a one-year period from June 16, 2017 (commencement of operations).

(c) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the "Income Tax Statement") requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds' current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open periods ended October 31, 2014 through 2016, and as of and during the year or period ended October 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Berwyn Fund, Chartwell Mid Cap Value Fund, Chartwell Small Cap Value Fund and Chartwell Small Cap Growth Fund will make distributions of net investment income and capital gains, if any, at least annually. The Berwyn Income Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. The Chartwell Short Duration High Yield Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.

Chartwell Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2017

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the "Agreement") with Chartwell Investment Partners, LLC (the "Advisor"). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor at the following annual rates based on the average daily net assets of the Funds:

Berwyn Fund
First $500 million	1.00%
Next $500 million	0.95%
Thereafter	0.90%
Berwyn Income Fund
First $1.75 billion	0.50%
Next $1.75 billion	0.48%
Thereafter	0.46%
Chartwell Mid Cap Value Fund	0.75%*
Chartwell Small Cap Value Fund	0.90%^
Chartwell Short Duration High Yield Fund	0.40%+
Chartwell Small Cap Growth Fund	0.85%

*	Prior to July 17, 2017, the investment advisory fee was 0.85%.
^	Prior to March 1, 2017, the investment advisory fee was 1.00%.
+	Prior to August 11, 2017, the investment advisory fee was 0.50%.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses of each Fund as stated below. This agreement is in effect for a period of two years with respect to each Fund, and it may be terminated before the two-year term only by the Trust's Board of Trustees. The table below contains the expense cap by Fund:

Expense Limit as a % of average daily net assets
Berwyn Fund	1.22%
Berwyn Income Fund	0.64%
Chartwell Mid Cap Value Fund	1.15%
Chartwell Small Cap Value Fund	1.05%
Chartwell Short Duration High Yield Fund	0.49%+
Chartwell Small Cap Growth Fund	1.25%

+	Prior to August 11, 2017, the expense limitation was 0.65%.

Chartwell Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2017

For the year ended October 31, 2017, the Advisor waived fees and absorbed other expenses as follows:

	Advisory fees waived	Other expenses absorbed	Total
Berwyn Fund	$73,898	$-	$73,898
Berwyn Income Fund	495,558	-	495,558
Chartwell Mid Cap Value Fund	128,732	-	128,732
Chartwell Small Cap Value Fund	155,138	-	155,138
Chartwell Short Duration High Yield Fund	118,341	19,614	137,955
Chartwell Small Cap Growth Fund	7,732	85,913	93,645

The Advisor is permitted to seek reimbursement from each Fund for a period ending three years after the date of the waiver or payment, provided that the reimbursement does not exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. However, for the Berwyn Fund, Berwyn Income Fund, and Chartwell Mid Cap Value Fund, the Advisor is not permitted to seek reimbursement of any advisory fees waived or expenses absorbed through April 29, 2018. Prior to July 17, 2017, the Advisor was permitted to seek reimbursement from the Chartwell Small Cap Value Fund and Chartwell Short Duration High Yield Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred, provided that the reimbursement does not exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of this amount no later than October 31, of the years stated below:

	Chartwell Small Cap Value Fund	Chartwell Short Duration High Yield Fund	Chartwell Small Cap Growth Fund
2018	$620,733	$176,622	$-
2019	382,883	173,550	-
2020	155,138	137,955	93,645
Total	$1,158,754	$488,127	$93,645

The Advisor and the officers of the Advisor, together with their families, owned 7,463 shares, 17,212 shares and 62,436 shares of the Berwyn Income Fund, Chartwell Small Cap Value Fund, and Chartwell Short Duration High Yield Fund, respectively, as of October 31, 2017.

Foreside Fund Services, LLC, ("Foreside") serves as the Funds' distributor. Prior to July 17, 2017 (Plan of Reorganization), IMST Distributors, LLC served as the Funds' distributor, except for Chartwell Small Cap Growth Fund. UMB Fund Services, Inc. ("UMBFS") serves as the Funds' fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC ("MFAC") serves as the Funds' other co-administrator. UMB Bank n.a., serves as the Funds' custodian.

Chartwell Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2017

For the periods ended October 31, 2017, UMBFS received transfer agent fees as follows:

Transfer agent fees paid to UMBFS
Berwyn Fund	$34,898
Berwyn Income Fund	309,399
Chartwell Mid Cap Value Fund	17,738
Chartwell Small Cap Value Fund	54,458
Chartwell Short Duration High Yield Fund	16,286
Chartwell Small Cap Growth Fund	7,118

Certain trustees and officers of the Trust are employees of the Advisor. The Funds do not compensate trustees and officers affiliated with the Funds' Advisor. For the year ended October 31, 2017, the Funds' allocated fees incurred to Trustees who are not affiliated with the Funds' co-administrators are reported on the Statements of Operations.

The Trust's Chief Compliance Officer ("CCO") is an officer of the Advisor. Prior to July 17, 2017 (Plan of Reorganization), Dziura Compliance Consulting, LLC provided CCO services to the IMST Predecessor Funds. The Funds' allocated fees incurred for CCO services for the year ended October 31, 2017, are reported on the Statements of Operations.

During the year ended December 31, 2015, the Previous Advisor fully reimbursed $1,601,595 to the Berwyn Income Fund for losses realized on the disposal of investments purchased in violation of an investment restriction.

Chartwell Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2017

Note 4 – Federal Income Taxes

At October 31, 2017, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	Berwyn Fund	Berwyn Income Fund	Chartwell Mid Cap Value Fund
Cost of investments	$96,031,674	$1,682,575,702	$22,078,266

Gross unrealized appreciation	$25,915,981	$68,463,869	$1,521,486
Gross unrealized depreciation	(10,940,775)	(44,481,679)	(282,183)
Net unrealized appreciation on investments	$14,975,206	$23,982,190	$1,239,303

	Chartwell Small Cap Value Fund	Chartwell Short Duration High Yield Fund	Chartwell Small Cap Growth Fund
Cost of investments	$130,142,506	$34,825,624	$6,508,759

Gross unrealized appreciation	$39,026,266	$330,274	$380,602
Gross unrealized depreciation	(1,763,949)	(74,285)	(159,804)
Net unrealized appreciation on investments	$37,262,317	$255,989	$220,798

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the periods ended October 31, 2017, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/(loss) and accumulated net realized gain/(loss) as follows:

	Increase (Decrease)
	Paid-in Capital	Accumulated net investment income/(loss)	Accumulated net realized gain/(oss)
Berwyn Fund	$20,137	$669,881	$(690,018)
Berwyn Income Fund	(1)	(666,871)	666,872
Chartwell Mid Cap Value Fund	-	(2,755)	2,755
Chartwell Small Cap Value Fund	-	-	-
Chartwell Short Duration High Yield Fund	(12,655)	12,655	-
Chartwell Small Cap Growth Fund	(3,165)	3,165	-

Chartwell Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2017

As of October 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Berwyn Fund	Berwyn Income Fund	Chartwell Mid Cap Value Fund
Undistributed ordinary income	$780,744	$1,952,247	$1,565,005
Undistributed long-term capital gains	13,943,624	52,184,686	2,844,486
Tax accumulated earnings	14,724,368	54,136,933	4,409,491

Accumulated capital and other losses	-	-	-
Net unrealized appreciation on investments	14,975,206	23,982,190	1,239,303
Total accumulated earnings (deficit)	$29,699,574	$78,119,123	$5,648,794

	Chartwell Small Cap Value Fund	Chartwell Short Duration High Yield Fund	Chartwell Small Cap Growth Fund
Undistributed ordinary income	$228,474	$-	$2,715
Undistributed long-term capital gains	6,975,271	-	-
Tax accumulated earnings	7,203,745	-	2,715

Accumulated capital and other losses	-	(706,273)	(44,832)
Net unrealized appreciation on investments	37,262,317	255,989	220,798
Total accumulated earnings (deficit)	$44,466,062	$(450,284)	$178,681

As of October 31, 2017, the following Funds had net capital loss carryovers:

Not subject to expiration:	Berwyn Fund	Berwyn Income Fund	Chartwell Mid Cap Value Fund
Short-Term	$-	$-	$-
Long-Term	-	-	-
Total	$-	$-	$-

Not subject to expiration:	Chartwell Small Cap Value Fund	Chartwell Short Duration High Yield Fund	Chartwell Small Cap Growth Fund
Short-Term	$-	$440,203	$44,832
Long-Term	-	266,070	-
Total	$-	$706,273	$44,832

During the fiscal year ended October 31, 2017, the Chartwell Short Duration High Yield Fund utilized $23,348 of short-term non-expiring and $163,042 of long-term non-expiring capital loss carryovers, and the Chartwell Small Cap Value Fund utilized $1,001,143 of short-term non-expiring and $1,409,755 of long-term non-expiring capital loss carryovers.

Chartwell Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2017

The tax character of distributions paid during the fiscal year or period ended October 31, 2017 and October 31, 2016 were as follows:

	Berwyn Fund		Berwyn Income Fund		Chartwell Mid Cap Value Fund
	2017	2016	2017	2016	2017	2016
Distributions paid from:
Ordinary Income	$1,431,879	$-	$27,904,142	$24,001,454	$721,665	$-
Net long-term capital gains	12,799,738	-	18,928,645	457,671	-	-
Total distributions paid	$14,231,617	$-	$46,832,787	$24,459,125	$721,665	$-

	Chartwell Small Cap Value Fund		Chartwell Short Duration High Yield Fund		Chartwell Small Cap Growth Fund
	2017	2016	2017	2016	2017
Distributions paid from
Ordinary Income	$883,350	$1,148,631	$825,642	$761,932	$-
Net long-term capital gains	-	-	-	-	-
Total distributions paid	$883,350	$1,148,631	$825,642	$761,932	$-

Note 5 – Redemption Fees

Effective May 1, 2016, the Berwyn Fund, Berwyn Income Fund, and Chartwell Mid Cap Value Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. Prior to the close of business on April 29, 2016, each of the Berwyn Funds Predecessor Funds imposed a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 60 days of purchase. The Chartwell Small Cap Value Fund, Chartwell Short Duration High Yield Fund, and Chartwell Small Cap Growth Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. Prior to March 1, 2017, the Chartwell Small Cap Value Fund and Chartwell Short Duration High Yield Fund imposed a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended October 31, 2017, and for the year ended October 31, 2016, redemption fees were as follows:

	2017	2016
Berwyn Fund	$1,363	$702
Berwyn Income Fund	6,372	19,137
Chartwell Mid Cap Value Fund	437	5
Chartwell Small Cap Value Fund	159	9,782
Chartwell Short Duration High Yield Fund	-	-
Chartwell Small Cap Growth Fund	-	-

Chartwell Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2017

Note 6 – Investment Transactions

For the year ended October 31, 2017, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Berwyn Fund	$28,154,476	$64,604,613
Berwyn Income Fund	840,721,763	820,055,410
Chartwell Mid Cap Value Fund	33,721,151	33,809,409
Chartwell Small Cap Value Fund	65,548,378	100,097,509
Chartwell Short Duration High Yield Fund	28,982,710	14,653,125
Chartwell Small Cap Growth Fund	7,146,083	889,836

Note 7 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Financial Accounting Standard Board Topic 820 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund's investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Chartwell Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2017

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2017, in valuing the Funds' assets carried at fair value:

Berwyn Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$92,154,976	$-	$-	$92,154,976
Short-Term Investments	18,851,904	-	-	18,851,904
Total Investments	$111,006,880	$-	$-	$111,006,880

Berwyn Income Fund	Level 1	Level 2	Level 3**	Total
Investments
Common Stocks[1]	$277,417,482	$-	$-	$277,417,482
Corporate Bonds[2]	-	1,224,484,036	-	1,224,484,036
Preferred Stocks[1]	72,527,148	-	-	72,527,148
Short-Term Investments	132,129,226	-	-	132,129,226
Total Investments	$482,073,856	$1,224,484,036	$-	$1,706,557,892

Chartwell Mid Cap Value Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$22,166,839	$-	$-	$22,166,839
Short-Term Investments	1,150,730	-	-	1,150,730
Total Investments	$23,317,569	$-	$-	$23,317,569

Chartwell Small Cap Value Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$161,534,372	$-	$-	$161,534,372
Short-Term Investments	5,870,451	-	-	5,870,451
Total Investments	$167,404,823	$-	$-	$167,404,823

Chartwell Short Duration High Yield Fund	Level 1	Level 2	Level 3**	Total
Investments
Corporate Bonds[2]	$-	$34,217,678	$-	$34,217,678
Short-Term Investments	863,935	-	-	863,935
Total Investments	$863,935	$34,217,678	$-	$35,081,613

Chartwell Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2017

Chartwell Small Cap Growth Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$6,439,179	$-	$-	$6,439,179
Short-Term Investments	290,378	-	-	290,378
Total Investments	$6,729,557	$-	$-	$6,729,557

[1]	All common stocks and preferred stocks held in the Funds are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
[2]	All corporate bonds held in the Funds are Level 2 securities. For a detailed break-out of corporate bonds by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 securities at period end.
**	The Fund did not hold any Level 3 securities at period end.

Transfers between levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 9 – Investments in Affiliated Issuers

An affiliated issuer is an entity in which a Fund has ownership of a least 5% of the voting securities or any other investment which is advised by or sponsored by the Advisor. Issuers that are affiliates of the Berwyn Income Fund at period-end are noted in the Berwyn Income Fund's Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of October 31, 2017 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end:

					Change in
	Value			Net	Unrealized
Security	Beginning		Sales	Realized	Appreciation	Value End	Dividend
Description	of Period	Purchases	Proceeds	Gain (Loss)	(Depreciation)	of Period	Income
LSI Industries, Inc.	$11,416,191	$2,746,008	$(1,124,499)	$52,430	$(2,498,191)	$10,591,939	$277,475
PC-Tel, Inc.	6,000,374	2,732,103	(34,017)	(6,342)	1,985,767	10,677,885	262,623
Total	$17,416,565	$5,478,111	$(1,158,516)	$46,088	$(512,424)	$21,269,824	$540,098

	Shares			Shares
Security	Beginning			End
Description	of Period	Purchases	Sales	of Period
LSI Industries, Inc.	1,327,464	333,210	(136,654)	1,524,020
PC-Tel, Inc.	1,181,176	428,627	(4,106)	1,605,697
Total	2,508,640	761,837	(140,760)	3,129,717

Chartwell Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2017

Note 10 – Change in the Independent Registered Public Accounting Firm

On April 25, 2017, the Funds by action of its Board of Trustees upon the recommendation of the Fund's Audit Committee engaged BBD, LLP ("BBD") as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending October 31, 2017. During the Fund's fiscal year ended October 31, 2016 and through December 30, 2016, neither the Fund, nor anyone on their behalf has consulted with BBD on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Prior to BBD, Tait, Weller & Baker LLP ("Tait Weller") served as the Funds' independent registered public accounting firm to the Predecessor Funds. The Fund's Audit Committee participated in, and approved, the decision to change auditors. Tait Weller's report on the Fund's financial statements for the fiscal year ended October 31, 2016 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal year ended October 31, 2016 and through December 30, 2016, (i) there were no disagreements with Tait Weller on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tait Weller, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Fund's financial statements for such year, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Note 11 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds' related events and transactions that occurred through the date of issuance of the Funds' financial statements.

The Funds declared the payment of a distribution to be paid, on December 28, 2017, to shareholders of record on December 27, 2017 as follows:

	Long-Term Capital Gain	Short-Term Capital Gain	Income
Berwyn Fund	$4.3279	$0.2424	$0.00
Berwyn Income Fund	0.4437	0.00	0.0637
Chartwell Mid Cap Value Fund	2.3141	1.1677	0.1429
Chartwell Small Cap Value Fund	0.8405	0.00	0.0466
Chartwell Short Duration High Yield Fund	0.00	0.00	0.0195
Chartwell Small Cap Growth	0.00	0.00	0.0027

Effective November 6th, 2017, the Advisor has agreed to reduce the limit on the total annual fund operating expenses for the Chartwell Mid Cap Value Fund and Chartwell Small Cap Growth Fund from 1.15% and 1.25%, respectively, to 1.05%.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds' financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Chartwell Funds and the Shareholders of Berwyn Fund, Berwyn Income Fund, Chartwell Mid Cap Value Fund, Chartwell Small Cap Value Fund, Chartwell Short Duration High Yield Fund, and Chartwell Small Cap Growth Fund

We have audited the accompanying statements of assets and liabilities of Berwyn Fund, Berwyn Income Fund, Chartwell Mid Cap Value Fund (formerly Berwyn Cornerstone Fund), Chartwell Small Cap Value Fund, Chartwell Short Duration High Yield Fund and Chartwell Small Cap Growth Fund, each a series of shares of beneficial interest in The Chartwell Funds (each formerly a series of Investment Managers Series Trust with the exception of Chartwell Small Cap Growth Fund, which commenced operations on June 16, 2017) (the “Funds”), including the schedules of investments, as of October 31, 2017, and the related statements of operations and changes in net assets and financial highlights for the year or period then ended. We have also audited the statements of changes in net assets and financial highlights of Berwyn Fund, Berwyn Income Fund and Chartwell Mid Cap Value Fund (formerly Berwyn Cornerstone Fund) for each of the years or periods presented during the four year period ending December 31, 2015. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. With respect to each of the Funds, and with the exception of the Chartwell Small Cap Growth Fund, the statements of operations and changes in net assets for the year or period ended October 31, 2016 and the financial highlights for each of the periods presented but not addressed above have been audited by other auditors, whose report dated December 30, 2016 expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Berwyn Fund, Berwyn Income Fund, Chartwell Mid Cap Value Fund, Chartwell Small Cap Value Fund, Chartwell Short Duration High Yield Fund, and Chartwell Small Cap Growth Fund as of October 31, 2017, and the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods presented above, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

December 29, 2017

Chartwell Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gain Designation

For the year ended October 31, 2017, the Berwyn Fund and Berwyn Income Fund designate $12,799,738 and $18,928,645 as a 20% rate gain distribution for purposes of the dividends paid deduction.

Qualified Dividend Income

For the year ended October 31, 2017, 74.35%, 50.58%, 27.70% and 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Berwyn Fund, Berwyn Income Fund, Chartwell Mid Cap Value Fund and Chartwell Small Cap Value Fund, is designated as qualified dividend income.

Dividends Received Deduction

For the year ended October 31, 2017, 74.35%, 37.19%, 22.15% and 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Berwyn Fund, Berwyn Income Fund, Chartwell Mid Cap Value Fund and Chartwell Small Cap Value Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 995-5505. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
“Independent” Trustees:
Gerald Frey (born 1946) Trustee	Since 2017	Principal/General Partner, GSF Investments (1996-Present); Portfolio Manager, Delaware Investments (1996- 2006); Portfolio Manager, Morgan Grenfell Capital Management (1986-1996)	6	None
David M. O’Brien (born 1950) Trustee	Since 2017	Retired (2012-Present). Executive Vice President, Government Services, Highmark Blue Cross Blue Shield (2003- 2012); Executive Vice President, Individual & Senior Products Executive Vice President, Individual & Senior Products	6	None
Paul L. Rudy, III (born 1967) Trustee	Since 2017	President, Graham Capital Company (2011-Present); Chief Financial Officer, Vice President-Finance, Graham Capital Company (1998-2010)	6	None
Interested Trustees:
Timothy J. Riddle † (born 1955) Chairman, Trustee, President and Chief Executive Officer	Since 2017	Managing Partner and Chief Executive Officer, Chartwell Investment Partners, LLC (1997-Present)	6	N/A

Chartwell Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Officers of the Trust:
Neil Walker (born 1980) Treasurer, Chief Financial Officer and Secretary	Since 2017	Controller, Chartwell Investment Partners, LLC (2016-Present); Controller, The Killen Group (2011-2016)	N/A	N/A
Michael Magee (born 1965) Executive Vice President	Since 2017

Chief Operating Officer–Retail Division,

Chartwell Investment Partners, LLC

(2016-Present); Chief Operating Officer,

The Killen Group (2013-2016);

Managing Director, Legg

Mason/Clearbridge Investments (2005-2012)

			N/A	N/A
Gregory Hagar (born 1968) Vice President	Since 2017	Managing Partner, Chief Financial Officer and Chief Operating Officer, Chartwell Investment Partners, LLC (1997-Present)	N/A	N/A
LuAnn Molino (born 1963) Chief Compliance Officer	Since 2017	Chief Compliance Officer, Marketing, Client Service, Chartwell Investment Partners, LLC (1997-Present)	N/A	N/A

†	Timothy J. Riddle is an “interested person” of the Trust by virtue of his affiliation with the Adviser and its affiliates.

Chartwell Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of and Approval of the Trust’s Investment Advisory Agreement

At an in-person meeting held on April 25, 2017, the Board of Trustees (the “Trustees” or the “Board”) of The Chartwell Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Chartwell Investment Partners (the “Advisor”) with respect to the Berwyn Fund (“Berwyn Fund”), Berwyn Income Fund (“Income Fund”), Chartwell Mid Cap Value Fund (“Mid Cap Value Fund”), Chartwell Short Duration High Yield Fund (“High Yield Fund”), Chartwell Small Cap Growth Fund (“Small Cap Growth Fund”) and Chartwell Small Cap Value Fund (“Small Cap Value Fund”) series of the Trust (each, a “Fund” and together, the “Funds”) for an initial two-year term.

In advance of the meeting, the Board received information about the Funds and the Advisory Agreement from the Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel who would be providing services to the Funds; information about the Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; performance information of the Funds; and reports comparing the proposed advisory fee and the estimated total expenses of each Fund to those of a group of comparable funds (the “peer group”) selected by Morningstar, Inc. In addition, the Board received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed Advisory Agreement. At the meeting, the Trustees discussed with counsel to the Trust and independent legal counsel to the Independent Trustees, their fiduciary duties under the 1940 Act in reviewing the Advisory Agreement and their obligation to obtain and review information relevant and necessary to their consideration of the Advisory Agreement. No representatives of the Advisor were present during the Board’s consideration of the Advisory Agreement.

In their deliberations, the Trustees considered the factors summarized below, and in approving the Advisory Agreement with respect to each Fund, the Trustees did not identify any single factor, or information provided with respect to any single factor, as controlling. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

Nature, Extent and of Quality of Services

The Board discussed the fees payable by each Fund under the proposed Advisory Agreement and the services to be provided by the Advisor to each Fund. The Trustees also considered information about the nature, extent and quality of the services provided by the Advisor, including the background and experience of the Advisor’s senior management and portfolio managers, and their specialized expertise in the types of investments in which the Funds invest. The Trustees also considered the Advisor’s capabilities as reflected by its management of institutional and private accounts as well as its provision of sub-advisory services. The Board concluded that the Advisor had the requisite capabilities and personnel to provide high quality services to the Funds.

Chartwell Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Fund Performances, Advisory Fees and Expenses

The Board reviewed the performance and expense information for each Fund compiled from Morningstar data regarding performance for periods ended December 31, 2016 and expense information as of December 31, 2016. The Board compared each Fund’s performance as existing series of Investment Managers Series Trust (“IMST”)(except for the newly created Small Cap Growth Fund which had no performance history), advisory fee and expenses with its peer group. The Board also considered the size of each Fund in comparison to its peers, including whether the peer funds were part of a larger fund complex. Additionally, the Board considered the fees charged to other accounts managed by the Advisor that use similar investment styles, and noted that these accounts are not subject to the same regulatory requirements as the Funds and do not offer daily transactions. The Board considered the following Fund-specific factors:

Berwyn Fund

(1) The Fund’s annual advisory fee of 1.00% matches the peer group median and was 0.15% higher than the category median advisory fee charged to comparable mutual funds included in the Morningstar “Small Blend” category; (2) the Fund’s net annual expense ratio of 1.22% matches the median of expenses incurred by the funds in its peer group; (3) the Advisor agreed to limit the Fund’s expense ratio for a period of at least two years following the date of reorganization of the applicable IMST Fund into the Fund; and (4) the Fund had outperformed the peer group median and category median for the one-, and ten-year periods and underperformed the peer group median and category median for the three- and five-year periods.

Income Fund

(1) The Fund’s advisory fee of 0.50% was below both the peer group median and category median advisory fee charged to comparable mutual funds included in the Morningstar “Allocation 15% to 30% Equity” category; (2) the Fund’s net annual expense ratio of 0.64% was below the median of expenses incurred by the funds in its peer group; (3) the Advisor agreed to limit the Fund’s expense ratio for a period of at least two years following the date of reorganization of the applicable IMST Fund into the Fund; (4) the Fund had outperformed the peer group median and category median for the one-, five-, and ten-year periods, with the Fund’s performance for the ten-year period ranking first among its peers; and the Fund underperformed for the three-year period.

Mid Cap Value Fund

(1) The Fund’s annual advisory fee 0.75% was equal to the peer group median and 0.04% higher than the category median advisory fee charged to comparable mutual funds included in the Morningstar “Mid-Cap Value” category; (2) the Fund’s net annual expense ratio was 0.05% higher than the median of expenses incurred by the funds in its peer group; (3) the Advisor agreed to limit the Fund’s expense ratio for a period of at least two years following the date of reorganization of the applicable IMST Fund into the Fund; and (4) the Fund had outperformed the peer group median and category median for the one-year period and ranked first among its peers; and underperformed the peer group and category median for the three-, five-, and ten-year periods.

Chartwell Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

High Yield Fund

(1) The Fund’s annual advisory fee 0.50% was lower than the peer group median and category median advisory fee charged to comparable mutual funds included in the Morningstar “High Yield Blend” category; (2) the Fund’s net annual expenses of 0.65% was below the median of expenses incurred by the funds in its peer group; (3) the Advisor agreed to limit the Fund’s expense ratio for a period of at least two years following the date of reorganization of the applicable IMST Fund into the Fund; and (4) the Fund outperformed the peer group median for the three-month period while underperforming the category median for the same period; and the Fund underperformed both the peer group median and category median for the six-month, nine-month and one-year periods.

Small Cap Growth Fund

(1) The Fund’s annual advisory fee 0.85% was the same as both the peer group median and category median advisory fee charged to comparable mutual funds in the Morningstar “Small Growth” category; (2) the Fund’s net annual expenses were 0.11% higher than the median of expenses incurred by the funds in its peer group; and (3) the Advisor agreed to limit the Fund’s expense ratio through June 30, 2019.

Small Cap Value Fund

(1) The Fund’s annual advisory fee of 0.90% was 0.05% higher than the peer group median and category median advisory fee charged to comparable mutual funds in the Morningstar “Small Value” category; (2) the Fund’s net annual expenses were 0.05% higher than the median of expenses incurred by the funds in its peer group; (3) the Advisor agreed to limit the Fund’s expense ratio for a period of at least two years following the date of reorganization of the applicable IMST Fund into the Fund; and (4) the Fund outperformed the peer group median and category median for the one-year period, ranking first among its peers and also outperformed the peer group and category median for the three-year period.

The Board and the Independent Trustees concluded that the compensation payable to the Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services to be provided by the Advisor to each Fund.

Costs of Services and Profitability

The Board considered the financial information provided by the Advisor, including the costs and profits with respect to each Fund, noting that the Advisor did not expect to be profitable during the initial year with respect to the Mid Cap Value Fund, Short Duration High Yield Fund and Small Cap Growth Fund due to their relatively small size. Recognizing the difficulty in evaluating an Advisor’s profitability with respect to the funds it presently manages in the context of an Advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the anticipated profit of the Advisor from its relationship with the Funds was reasonable.

Chartwell Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Economies of Scale

The Board also considered the potential benefits by the Advisor as a result of its relationships with the Funds (other than the receipt of its advisory fee), including any research received from broker-dealers providing execution services to the Funds and the intangible benefits of its association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Board considered the size of each Fund and noted the Advisor had instituted breakpoints in the advisory fee for the largest Funds, the Berwyn Fund and Income Fund. The Board also noted that although there were no advisory fee breakpoints on the Mid Cap Value Fund, High Yield Fund, Small Cap Growth Fund and Small Cap Value Fund, the assets levels of those Funds were not currently likely to lead to significant economies of scale and that any such economies would be considered in the future as those Funds’ assets grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees separately concluded that the overall fee arrangement between the Trust, on behalf of each Fund, and the Advisor was fair and reasonable, and approved the Advisory Agreement for an initial two-year period.

Chartwell Funds

EXPENSE EXAMPLES

For the Periods Ended October 31, 2017 (Unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

The Actual Performance example for the Chartwell Small Cap Growth Fund is based on an investment of $1,000 invested at the beginning of the period and held for the entire since inception period from June 19, 2017 (commencement of operations) to October 31, 2017. The Hypothetical (5% annual return before expenses) example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from May 1, 2017 to October 31, 2017.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Chartwell Funds

EXPENSE EXAMPLES - Continued

For the Periods Ended October 31, 2017 (Unaudited)

Berwyn Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/17	10/31/17	5/1/17 – 10/31/17
Actual Performance	$ 1,000.00	$ 1,092.00	$ 6.43
Hypothetical (5% annual return before expenses)	1,000.00	1,019.06	6.21

*	Expenses are equal to the Fund’s annualized expense ratio of 1.22% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Berwyn Income Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/17	10/31/17	5/1/17 – 10/31/17
Actual Performance	$ 1,000.00	$ 1,011.50	$ 3.24
Hypothetical (5% annual return before expenses)	1,000.00	1,021.98	3.26

*	Expenses are equal to the Fund’s annualized expense ratio of 0.64% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Chartwell Mid Cap Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/17	10/31/17	5/1/17 – 10/31/17
Actual Performance	$ 1,000.00	$ 1,073.50	$ 6.01
Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	5.85

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Chartwell Funds

EXPENSE EXAMPLES - Continued

For the Periods Ended October 31, 2017 (Unaudited)

Chartwell Small Cap Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/17	10/31/17	5/1/17 – 10/31/17
Actual Performance	$1,000.00	$1,071.50	$5.49
Hypothetical (5% annual return before expenses)	1,000.00	1,019.91	5.35

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Chartwell Short Duration High Yield Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/17	10/31/17	5/1/17 – 10/31/17
Actual Performance	$1,000.00	$1,015.90	$2.92
Hypothetical (5% annual return before expenses)	1,000.00	1,022.31	2.92

*	Expenses are equal to the Fund’s annualized expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Chartwell Small Cap Growth Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	6/16/17*	10/31/17	6/16/17* – 10/31/17
Actual Performance**	$1,000.00	$1,069.00	$4.89
	5/1/17	10/31/17	5/1/17 – 10/31/17
Hypothetical (5% annual return before expenses)^	1,000.00	1,018.91	6.36

*	Commencement of operations.
**	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 138/365 (to reflect the since inception period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.
^	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Chartwell Funds

Each a series of The Chartwell Funds

 Investment Advisor

Chartwell Investment Partners, LLC

1205 Westlakes Drive, Suite 100

Berwyn, Pennsylvania 19312

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Berwyn Fund	BERWX	16140T 103
Berwyn Income Fund	BERIX	16140T 202
Chartwell Mid Cap Value Fund	BERCX	16140T 301
Chartwell Small Cap Value Fund	CWSIX	16140T 509
Chartwell Short Duration High Yield Fund	CWFIX	16140T 400
Chartwell Small Cap Growth Fund	CWSGX	16140T 608

Privacy Principles of the Chartwell Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Chartwell Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 995-5505, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Funds at (888) 995-5505, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (888) 995-5505. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (888) 995-5505.

Chartwell Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 995-5505

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (888) 995-5505

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Paul L. Rudy, III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2017	FYE 10/31/2016
Audit Fees	$ 83,500	$ 74,600
Audit-Related Fees	N/A	N/A
Tax Fees	$ 12,000	$ 13,100
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the previous independent registered public accounting firm applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2017	FYE 10/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2017	FYE 10/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2017	FYE 10/31/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(a)

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Chartwell Funds

By (Signature and Title)	/s/ Timothy J. Riddle
Timothy J. Riddle, President and Chief Executive Officer

Date	1/9/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Timothy J. Riddle
Timothy J. Riddle, President and Chief Executive Officer

Date	1/9/18

By (Signature and Title)	/s/ Neil Walker
Neil Walker, Treasurer and Chief Financial Officer

Date	1/9/18